UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under Section 240.14a-12

FIRST FOUNDATION INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIRST FOUNDATION INC.
May 15, 2023
Dear Fellow Stockholder:
The Board of Directors (the “Board”) and I would like to extend you a cordial invitation to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of First Foundation Inc. (the “Company”). The Annual Meeting will be held on June 27, 2023, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room.
Your vote is being solicited on behalf of the Board. You are being asked to: (i) vote on the election of ten directors, each to hold office for a term of one year or until his or her respective successor is duly elected and qualified, (ii) ratify the appointment of Eide Bailly LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and (iii) approve, by non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022.
The Board urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” all of the Company’s proposed nominees for election to the Board, “FOR” the ratification of the appointment of Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and “FOR” the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The Proxy Statement and the BLUE Universal Proxy Card are first being made available to stockholders on or about May 15, 2023.
Your vote will be especially important at this year’s Annual Meeting. As you may know, Driver Management Company LLC (collectively with its affiliates, “Driver”) submitted documents to the Company purporting to provide notice (the “Nomination Notice”) of its intent to nominate one director candidate (the “Driver Nominee”) for election to the Board at the Annual Meeting, in opposition to one of the ten nominees recommended by the Board. The Company initially informed Driver that the Company’s position was that the Nomination Notice was invalid due to its failure to comply with the Company’s bylaws (the “Bylaws”) through material omissions and other material deficiencies, including, but not limited to, material omissions pertaining to the Driver Nominee’s business experience and present principal occupation or employment. On March 7, 2023, Driver filed a lawsuit against the Company and all of its then-incumbent directors in the Delaware Court of Chancery, seeking, among other things, a declaratory judgment that its Nomination Notice complied with the Bylaws and that Ms. Allison Ball is a valid director nominee for election at the Annual Meeting. On April 25, 2023, the Company and Driver entered into a settlement agreement pursuant to which the Company agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at the Annual Meeting.
Accordingly, you may receive solicitation materials from Driver, including proxy statements and proxy cards. The Board recommends that you disregard these materials. We are not responsible for the accuracy of any information provided by or relating to Driver contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver or any other statements that Driver or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of Driver.
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the BLUE Universal Proxy Card also includes the name of the Driver Nominee. We ask that you only cast your votes “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and “WITHHOLD” your votes for the Driver Nominee. Stockholders should refer to Driver’s proxy statement for the name, background, qualifications and other information concerning the Driver Nominee. You may access Driver’s proxy statement, and any other relevant documents, without cost on the SEC’s website. The Board strongly and unanimously recommends that you vote on the BLUE Universal Proxy Card “FOR” the re-election of Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters to be acted on at the Annual Meeting. After reading the Notice of Annual Meeting of Stockholders and the Proxy Statement, please vote over the Internet as instructed in the Proxy Statement or on the BLUE Universal Proxy Card. If you received a paper copy of the BLUE Universal Proxy Card by mail, you may also vote by signing, dating and mailing the BLUE Universal Proxy Card in the envelope provided. Instructions regarding these methods of voting are contained in the Proxy Statement and on the BLUE Universal Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.
If you have previously submitted a proxy card sent to you by Driver, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by following the instructions provided on the BLUE Universal Proxy Card to submit a proxy over the Internet or by signing, dating and returning the BLUE Universal Proxy Card or by appearing at the Annual Meeting and voting your shares in person.
We appreciate and encourage stockholder participation in the Company’s affairs. We are confident that our slate of Board candidates has the right mix of professional achievements, skills and experiences that qualify the Company’s candidates to serve as stockholder representatives overseeing the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder concerns about the Company, and we believe the current Board is in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value. The Board unanimously recommends that you vote “FOR” the re-election of Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You will be able to vote your shares over the Internet or by completing and returning, by mail, a BLUE Universal Proxy Card or voting instruction card. Please review the instructions with respect to your voting options described in the accompanying Proxy Statement and on your BLUE Universal Proxy Card or voting instruction card.
Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.
Sincerely,
Ulrich E. Keller, Jr.
Chairman of the Board
200 Crescent Court, Suite 1400, Dallas, Texas 75201 (469) 638-9636
If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Company’s proxy solicitor at the contact listed below:
509 Madison Avenue, Suite 1206
New York, NY 10022
Phone: (800) 662-5200
Email: FFWM@investor.MorrowSodali.com

FIRST FOUNDATION INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 27, 2023
NOTICE TO THE STOCKHOLDERS OF FIRST FOUNDATION INC.:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of First Foundation Inc. (the “Company”) will be held on June 27, 2023, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room, for the following purposes:
1.
To elect ten members to the Board of Directors of the Company (the “Board”), each to hold office for a term of one year or until his or her respective successor is duly elected and qualified (Proposal No. 1);

2.
To ratify the appointment of Eide Bailly LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2); and

3.
To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022 (Proposal No. 3).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends a vote “FOR” each of the ten director nominees named in the accompanying Proxy Statement and a vote “FOR” each of Proposals 2 and 3. Only stockholders of record at the close of business on May 4, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The Proxy Statement and the BLUE Universal Proxy Card are first being made available to stockholders on or about May 15, 2023.
The Board is pleased to nominate each of Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez as a director on our Board. Your vote is very important. Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible by accessing the Internet site described in the Proxy Statement or the BLUE Universal Proxy Card. If you received a paper copy of the BLUE Universal Proxy Card by mail, you may also vote by completing, signing, dating, and returning the BLUE Universal Proxy Card in the envelope provided. You are urged to vote your shares promptly by following the instructions on the BLUE Universal Proxy Card even if your shares have been sold after the Record Date. For specific instructions on how to vote your shares, please refer to the BLUE Universal Proxy Card or the section entitled “Questions and Answers About the Annual Meeting” beginning on Page 2 of the Proxy Statement.
If your shares of common stock are held in a brokerage account or by a broker, bank, or other nominee (i.e., your shares are held in “street name”), you will receive a BLUE Voting Instruction Form from that broker, bank, or other nominee. You must provide voting instructions by completing the BLUE Voting Instruction Form and returning it to your broker, bank, or other nominee for your shares to be voted. We recommend that you instruct your broker, bank, or other nominee to vote your shares on the BLUE Universal Proxy Card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.
Your vote will be especially important at this year’s Annual Meeting. As you may know, Driver Management Company LLC (collectively with its affiliates, “Driver”) submitted documents to the Company purporting to provide notice (the “Nomination Notice”) of an intent to nominate one director candidate (the “Driver Nominee”) for election to the Board at the Annual Meeting, in opposition to one of the ten nominees recommended by the Board. The Company initially informed Driver that the Company’s position was that the Nomination Notice was invalid due to its failure to comply with the Company’s bylaws (the “Bylaws”) through material omissions and other material deficiencies, including, but not limited to, material omissions pertaining to the Driver Nominee’s business experience and present principal occupation or employment. Driver filed a complaint in the Court of Chancery of the State of Delaware against the Company and the Board seeking, among other things, a declaration that the Nomination Notice is valid. On April 25, 2023, the Company and Driver entered into a settlement agreement pursuant to which the Company agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at the Annual Meeting. Please refer to the section entitled ‘‘Background of the Solicitation” for more information.
You may receive solicitation materials, including a proxy card, from Driver seeking your proxy. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver or any other statements that Driver or its representatives have made or may otherwise make. THE BOARD URGES YOU TO VOTE ONLY ON THE BLUE UNIVERSAL PROXY CARD FOR THE BOARD’S PROPOSED NOMINEES, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF DRIVER, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF DRIVER.
Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. Our Board unanimously recommends that you vote “FOR” the election of all of the nominees proposed by the Board — Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez — on the BLUE Universal Proxy Card. The Board does not endorse the Driver Nominee and strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of Driver.
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the BLUE Universal Proxy Card also includes the name of the Driver Nominee. We ask that you only cast your votes “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and “WITHHOLD” your votes for the Driver Nominee. Stockholders should refer to Driver’s proxy statement for the name, background, qualifications and other information concerning the Driver Nominee. You may access Driver’s proxy statement and any other relevant documents, without cost, on the SEC’s website. The Board strongly and unanimously recommends that you vote on the BLUE Universal Proxy Card “FOR” the re-election of Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez.
If you have previously submitted a proxy card sent to you by or on behalf of Driver, you can revoke that proxy and have your shares voted for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by following the instructions provided on the BLUE Universal Proxy Card to submit a proxy over the Internet or by signing, dating and returning the BLUE Universal Proxy Card or by appearing at the Annual Meeting and voting your shares in person.
The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and BLUE Universal Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE BLUE UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL AS DESCRIBED ON THE BLUE UNIVERSAL PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE BLUE UNIVERSAL PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL OWNER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of how many shares you own, your vote will be important. Thank you for your continued support, interest and investment in First Foundation.
By Order of the Board of Directors:
Ulrich E. Keller, Jr.
Chairman of the Board
May 15, 2023

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2023
The proxy materials for this Annual Meeting, which consist of this Proxy Statement, the 2022 Annual Report to Stockholders, and the BLUE Universal Proxy Card, will be available over the Internet at www.proxyvoting.com/FFWM beginning on May 15, 2023.
The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the BLUE Universal Proxy Card and the Annual Report on Form 10-K for the year ended December 31, 2022 are also available free of charge on our Internet website, https://www.firstfoundationinc.com/. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement. You may also obtain these materials at the website of the Securities and Exchange Commission at www.sec.gov.
Please complete, sign, date, and promptly return the BLUE Universal Proxy Card in the envelope provided, or vote your shares promptly over the Internet by following the instructions on the BLUE Universal Proxy Card, so that you may be represented at the Annual Meeting. Instructions are in the Proxy Statement, on the BLUE Universal Proxy Card or, if your shares are held in “street name,” on the BLUE Voting Instruction Form provided by your broker, bank, or other nominee.
The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.
If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:
509 Madison Avenue, Suite 1206
New York, NY 10022
Phone: (800) 662-5200
Email: FFWM@investor.MorrowSodali.com

FIRST FOUNDATION INC.
PROXY STATEMENT

i

FIRST FOUNDATION INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 27, 2023
INTRODUCTION
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First Foundation Inc., a Delaware corporation, for its 2023 Annual Meeting of Stockholders which will be held on June 27, 2023, at 10:00 a.m. Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Mirror Room. This Proxy Statement and the BLUE Universal Proxy Card are first being made available to stockholders on or about May 15, 2023. As a matter of convenience, in this Proxy Statement we will refer to First Foundation Inc. as “FFI” or as the “Company” or “we,” “us” or “our” and our 2023 Annual Meeting of Stockholders as the “Annual Meeting.”
All stockholders are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares over the Internet or by completing, signing and returning the enclosed BLUE Universal Proxy Card in the postage-paid return enveloped enclosed for your convenience.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR BLUE UNIVERSAL PROXY CARD OR BLUE VOTING INSTRUCTIONS AS SOON AS POSSIBLE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why Did You Send Me This Proxy Statement?
The Board is soliciting your proxy and sent you this Proxy Statement because you were an owner of record of shares of our common stock, par value $0.001 per share (the “common stock”), as of close of business on May 4, 2023, which is the record date for our Annual Meeting (the “Record Date”) and, therefore, pursuant to applicable law and the Company’s bylaws (the “Bylaws”), you are entitled to receive notice of and to vote your shares of common stock at the Annual Meeting. Along with this Proxy Statement, we are also sending you our 2022 Annual Report to Stockholders (the “Annual Report”).
We intend to begin mailing this Proxy Statement, the attached Notice of Annual Meeting, the enclosed BLUE Universal Proxy Card and the Annual Report on or about May 15, 2023, to all stockholders of record who are entitled to vote at the Annual Meeting.
As further described below, we request that you promptly use the BLUE Universal Proxy Card to vote, by Internet or by mail, in the event you desire to express your support of or opposition to the proposals. As a record holder as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:
1.
The election of ten members to the Board of Directors of the Company (the “Board”), each to hold office for a term of one year or until his or her respective successor is duly elected and qualified (“Proposal No.  1”);

2.
The ratification of the appointment of Eide Bailly LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal No. 2”); and

3.
The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers for the year ended December 31, 2022 (“Proposal No. 3”).

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 — Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3 USING THE BLUE UNIVERSAL PROXY CARD.
THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY DRIVER MANAGEMENT COMPANY LLC (COLLECTIVELY WITH ITS AFFILIATES, “DRIVER”), EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.
Is My Vote Important?
Yes, your vote is very important. As you may know, Driver submitted documents to the Company purporting to provide notice (the “Nomination Notice”) of its intent to nominate one director candidate (the “Driver Nominee”) for election to the Board at the Annual Meeting, in opposition to one of the ten nominees recommended by our Board. The Company initially informed Driver that the Company’s position was that the Nomination Notice was invalid due to its failure to comply with the Bylaws.
Driver Opportunity Partners I LP filed a complaint in the Court of Chancery of the State of Delaware against the Company and the Board seeking, among other things, a declaration that the Nomination Notice is valid. On April 25. 2023, the Company and Driver entered into a settlement agreement pursuant to which the Company agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at the Annual Meeting. Please refer to the section entitled “Background of the Solicitation” for more information.
Accordingly, you may receive solicitation materials from, or on behalf of, Driver, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to Driver or the Driver Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver or any other statements that Driver or its representatives have made or may otherwise make.
The Board recommends a vote “FOR” the election of each of the director candidates recommended by the Board and named in this Proxy Statement and on the enclosed BLUE Universal Proxy Card. The Board does not endorse the Driver Nominee and strongly urges you to disregard any materials sent to you by or on behalf of Driver and NOT sign, return or vote any proxy card(s) or voting instruction form(s) that you may receive from or on behalf of Driver.
To vote “FOR” all of the Board’s candidates, you should complete, sign, date, return and vote for the Board’s candidates on the enclosed BLUE Universal Proxy Card or follow the instructions provided on the BLUE Universal Proxy Card for submitting a proxy over the Internet or by voting at the Annual Meeting in person. For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:
509 Madison Avenue, Suite 1206
New York, NY 10022
Phone: (800) 662-5200
Email: FFWM@investor.MorrowSodali.com
If you vote, or have previously voted, using a proxy card sent to you by or on behalf of Driver for the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed BLUE Universal Proxy Card, by following the instructions provided on the BLUE Universal Proxy Card for submitting a proxy to vote your shares over the Internet or by voting at the Annual Meeting in person. Completing, signing, dating and returning any proxy card that Driver may send to you, even with instructions to vote “withhold” with respect to the Driver Nominee, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s candidates on a BLUE Universal Proxy Card as only your latest proxy card or voting instruction form will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their broker, bank, or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed BLUE Universal Proxy Card.
How Many Votes Do I Have?
Each share of common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the matters to be voted on at the Annual Meeting. On the Record Date, a total of 56,424,276 shares of common stock were entitled to vote. We have no other class of stock outstanding.
Who Is Soliciting My Vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions over the Internet or by completing, signing, dating and returning the BLUE Universal Proxy Card, you are authorizing the persons named as proxies to vote your shares of common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Appendix A to this Proxy Statement.
Additionally, the Company has retained Morrow Sodali LLC, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our Internet website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our Internet website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Will There be a Proxy Contest at the Annual Meeting?
Yes. Driver has nominated one individual for election as a director at the Annual Meeting. The Driver Nominee has NOT been endorsed by our Board. You may receive proxy solicitation materials from Driver, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver or the nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver or any other statements that Driver or its representatives have made or may otherwise make.
Our Board is pleased to nominate for election as director the following ten persons — Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez — named in this Proxy Statement and on the BLUE Universal Proxy Card. We believe our ten nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.
Our Board unanimously recommends that you vote by using the BLUE Universal Proxy Card with respect to the proposals as follows:
1.
“FOR” all of the Company’s proposed nominees for election to the Board;

2.
“FOR” the ratification of the appointment of Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.
“FOR” the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

How Can I Vote My Shares?
If you were a stockholder of record on May 4, 2023, you may vote by any of the following methods:
Voting over the Internet.   You may vote your shares over the Internet by following the instructions provided on the BLUE Universal Proxy Card or at www.proxyvoting.com/FFWM. Internet voting is available 24 hours a day until 11:59 P.M. Eastern Time on June 26, 2023. Our Internet voting procedures are designed to authenticate each stockholder by using an individual control number that is located on your BLUE Universal Proxy Card. If you vote over the Internet, you do not need to return your BLUE Universal Proxy Card.
Voting by Mail.   As in past years, stockholders may vote by mail, by completing, dating and signing and then returning the enclosed BLUE Universal Proxy Card in the postage-paid return envelope included with this Proxy Statement.
Voting In Person at the Annual Meeting.   As always, you may vote in person if you attend the Annual Meeting.
Even if you vote over the Internet or by mail, you may later change your vote by taking, prior to the Annual Meeting, one of the actions described in the subsection below entitled “How Can I Revoke My Proxy and Change My Vote?” or by attending the Annual Meeting and voting in person.
All shares that are properly voted by a stockholder, whether over the Internet or by mail, and not properly revoked, will be voted at the Annual Meeting in accordance with the stockholder’s voting instructions or, if a stockholder does not provide voting instructions, then in accordance with the recommendations of the Board.
Voting on Other Matters.   If other matters are properly presented for a vote of the stockholders at the Annual Meeting, the Board will have discretion to determine how shares for which proxies have been received will be voted on such matters. As of the date of this Proxy Statement, we did not know of any other matters to be presented for a vote of the stockholders at the Annual Meeting.
However, if your shares are held in a brokerage or bank account or by a nominee holder, please read the information below under the subsection entitled “Voting Shares Held by Brokers, Banks and Other Nominee Holders” regarding how your shares may be voted in accordance with your wishes.

Voting Shares Held by Brokers, Banks and Other Nominee Holders
If, on the Record Date, your shares are held in a brokerage account, by a bank or by a nominee holder, you are deemed to be the “beneficial owner” of those shares, holding them in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank, or other nominee. Please follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, or other nominee how to vote your shares using the BLUE Voting Instruction Form provided by your broker, bank, or other nominee so that your vote can be counted. The BLUE Voting Instruction Form provided by your broker, bank, or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.
What Are Broker Non-Votes and How Will They Affect the Voting at the Annual Meeting?
A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals, if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine” matters. However, to the extent that Driver provides proxy materials to your broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which your nominee is a member (the “Broker Rules”), which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner. Further, the broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.
However, if your broker receives proxy materials only from the Company, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Eide Bailly as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors and the vote to approve the compensation paid to our named executive officers. If your shares are voted on Proposal 2, as directed by your broker without your instruction, your shares will constitute broker non-votes on each of the non-routine proposals (i.e., Proposals 1 and 3). In the event your brokerage account receives proxy materials only from the Company, the broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON A BLUE VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK, OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.
What is the Recommendation of the Board and How Will the Board Vote My Proxy?
The Board unanimously recommends that the stockholders vote “FOR” the election of each of the director nominees named below (Proposal No. 1); “FOR” the ratification of the appointment of Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2); and “FOR” approving, by a non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022 (Proposal No. 3).
If you grant us your proxy to vote your shares, and you do not revoke that proxy prior to or at the Annual Meeting, in accordance with the procedures set forth under “How Can I Revoke My Proxy and Change My Vote?” below, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted FOR:
1.
The election of each of the ten director nominees named in this Proxy Statement (Proposal No. 1);

2.
The ratification of the appointment of Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2); and

3.
The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers for the year ended December 31, 2022 (Proposal No. 3).

If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. Such persons also have discretionary authority to vote to adjourn the Annual Meeting, including for soliciting proxies to vote in accordance with the recommendations of the Board on any of the above items. However, if your shares are held in a brokerage account or by a nominee, please read the information above under the subsection entitled “Voting Shares Held by Brokers, Banks and Other Nominee Holders” regarding how your shares may be voted.
What is the Vote Required to Approve the Proposals that will be Voted on at the Annual Meeting?
Quorum Requirement.   Our Bylaws require that a quorum — that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting — be present, either in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).
Proposal No. 1. Election of Directors.    If the Corporate Secretary of the Company determines that the number of director nominees exceeds the number of director nominees to be elected as of the Record Date for the Annual Meeting (as will likely be the case at the Annual Meeting due to the nomination of Allison Ball by Driver), the meeting will be a contested election. In a contested election of director nominees, the director nominees will be elected by vote of a plurality of the shares, present in person or by proxy and entitled to vote on the election of directors. As such, the ten director nominees receiving the greatest numbers of votes “for” will be elected as directors. Broker non-votes and withhold votes will have no effect on the outcome of Proposal No. 1. Including the Driver Nominee, the number of director nominees exceeds the number of director nominees to be elected at the Annual Meeting. Accordingly, directors will be elected by a plurality of the votes cast at the Annual Meeting, and the ten director nominees receiving the greatest number of votes “for” will be elected as directors.
Proposal No. 2. Ratification of the Appointment of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this Proposal No. 2. Abstentions will have the same effect as an “against” vote. Broker non-votes will have no effect on the outcome of this vote; however, if the broker receives proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on this Proposal No. 2 without instructions from the beneficial owner.
Proposal No. 3. Advisory Vote on the Compensation of the Company’s Named Executive Officers.   The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this Proposal No. 3. Abstentions will have the same effect as an “against” votes. Broker non-votes will have no effect on the outcome of this vote. The vote with respect to this Proposal No. 3 is not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”). However, the Board and the Compensation Committee will review the results of this vote and take it into consideration when making future decisions regarding executive compensation.

How Can I Revoke My Proxy and Change My Vote?
If you are a registered owner and have given us your proxy (whether by mail or over the Internet), you may change your vote by taking any of the following actions:
•
Sending a written notice to us that you are revoking your proxy, addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences. If, however, after sending us a written notice of revocation, you fail to vote your shares by any of the following methods, then none of your shares can be voted at the Annual Meeting.

•
Sending us another proxy, by mail, dated at a later date than your earlier proxy. However, to be effective, that later-dated proxy must be received by the Company before the Annual Meeting commences and must be dated and signed by you. If you fail to date or fail to sign that later-dated proxy, it will not be treated as a revocation of an earlier-dated proxy and your shares will be voted in accordance with your earlier voting instructions.

•
Attending the Annual Meeting and voting in person in a manner that is different than the voting instructions contained in your earlier proxy or voting instructions.

•
Sending another proxy over the Internet.

However, if your shares are held by a broker or by a bank or other nominee holder, you will need to contact your broker, bank or nominee holder if you wish to revoke your earlier voting instructions.
What Does it Mean if I Receive More Than One Proxy Statement or BLUE Universal Proxy Card?
Because Driver has submitted the Driver Nominee in opposition to the slate proposed by our Board, we may conduct multiple mailings before the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. We may send you a new BLUE Universal Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one BLUE Universal Proxy Card, your shares may be registered in more than one name or may be registered in different accounts. Only the latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE UNIVERSAL PROXY CARDS.
What Should I Do if I Receive Proxy Materials From Driver?
Driver has announced its intention to propose the Driver Nominee to the Board for election at the Annual Meeting, in opposition to one of the ten nominees proposed by the Board. We expect that you may receive proxy solicitation materials from Driver, including opposition proxy statements and proxy cards.
The Board strongly urges you to NOT sign or return any proxy cards or voting instruction forms that you may receive from, or on behalf of, Driver, not even to vote “WITHHOLD” with respect to the Driver Nominee. We are not responsible for the accuracy of any information provided by or relating to Driver or the Driver Nominee contained in any proxy solicitation materials filed or disseminated by or on behalf of Driver or any other statements that Driver or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by or on behalf of Driver, you can change your vote by completing, signing, dating and returning the enclosed BLUE Universal Proxy Card, by voting over the Internet following the instructions provided on the enclosed BLUE Universal Proxy Card or voting instruction form or by attending the Annual Meeting in person and voting contrary to the instructions contained in such proxy card. Only the latest proxy you submit will be counted. If you vote “withhold” on the Driver Nominee using the proxy card sent to you by, or on behalf of, Driver, your vote will result in the revocation of any previous vote you may have cast on a BLUE Universal Proxy Card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the BLUE Universal Proxy Card.

Will This Year’s Annual Meeting Require the Use of a Universal Proxy Card?
Yes. Under rules adopted by the Securities and Exchange Commission (the “SEC”), the BLUE Universal Proxy Card also includes the name of the Driver Nominee. We ask that you only cast your votes “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and “WITHHOLD” your votes for the Driver Nominee. Stockholders should refer to Driver’s proxy statement for the name, background, qualifications and other information concerning the Driver Nominee. You may access Driver’s proxy statement and any other relevant documents, without cost, on the SEC’s website. The Board strongly and unanimously recommends that you vote on the BLUE Universal Proxy Card “FOR” the re-election of Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez.
If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, Driver, you can revoke it by completing, signing, dating, and mailing the enclosed BLUE Universal Proxy Card or by any method set forth under “How Can I Revoke My Proxy and Change My Vote?” If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the BLUE Universal Proxy Card.
What Happens if Driver Withdraws or Abandons its Solicitation or Fails to Comply with the Universal Proxy Rules, and I already Granted Proxy Authority in Favor of Driver?
Stockholders are encouraged to submit their votes on the BLUE Universal Proxy Card. If Driver withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted BLUE Universal Proxy Card.
If Driver withdraws or abandons its solicitation or fails to comply with the universal proxy rules any votes cast in favor of the Driver Nominee will be disregarded and not be counted for any purpose or proposal, whether such vote is provided on the Company’s BLUE Universal Proxy Card or the Driver proxy card.
Who Pays for the Proxy Solicitation Related to the Annual Meeting?
We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE Universal Proxy Card, the Notice of Annual Meeting of Stockholders, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by facsimile, electronic mail or personal solicitation by our directors, officers, or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers, or staff members for such services. We have retained Morrow Sodali LLC to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali LLC up to $250,000, plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali LLC expects that approximately 25 of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.
Our aggregate expenses, including legal fees for attorneys, accountants, public relations, and other advisors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $1,500,000, of which $750,000 has been incurred as of the date of this Proxy Statement.

Appendix  A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.
Will I have Appraisal or Similar Dissenters’ Rights In Connection with the Proposals Being Voted on at the Annual Meeting?
No. Appraisal or similar dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.
Whom Should I Contact If I Have Questions About the Annual Meeting?
Morrow Sodali LLC is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC:
509 Madison Avenue, Suite 1206
New York, NY 10022
Phone: (800) 662-5200
Email: FFWM@investor.MorrowSodali.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1, “FOR”PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3 USING THE  BLUE UNIVERSAL PROXY CARD.
THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY DRIVER, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

BACKGROUND OF THE SOLICITATION
The summary below details the significant contacts between the Company and Driver beginning in December of 2022 through the date of this proxy statement. This summary does not purport to catalogue every conversation of or among members of the Board, the Company’s management, the Company’s advisors and representatives of Driver and their advisors relating to Driver’s solicitation.
On December 16, 2022, Driver requested a questionnaire from the Company in connection with its submission of nominees for election at the Annual Meeting. Driver requested that the Company send the materials no later than December 27, 2022, with a reservation of rights “to take any and all action that it believes is necessary to protect its rights with respect to the nomination of director candidates.” Following receipt of such request, the counsel for the Company responded on December 27, 2022, stating that the Company was in the “process of preparing a response” and requested an extension to provide the materials until January 9, 2023.
On December 28, 2022, Driver sent a letter to Scott F. Kavanaugh. In this letter, Driver claimed the Company’s request for an extension was “clear evidence of the very issue that prompted [Driver’s] desire to nominate candidates,” and asked the Board to “just wave [sic] the requirements contained in the … Bylaw[s].” Two days later, on December 30, 2022, Driver submitted its Nomination Notice, indicating its intent to nominate directors at the Annual Meeting. Attached to the Nomination Notice were copies of a questionnaire created by Driver (the “Driver Questionnaires”) with responses from each of Driver’s nominees, Ms. Lila Flores and Ms. Ball (the “Original Driver Nominees”).
On January 9, 2023, the Company provided a form of its own questionnaire (the “Company Questionnaire”) to Driver. The Company informed Driver that, “[t]o the extent the information requested in the [Company] Questionnaire was already provided in the nomination notice delivered by Driver … , there [was] no need to repeat the same information in the Questionnaire.” Driver submitted each nominee’s responses to the Company Questionnaire to the Company on January 16, 2023, approximately two weeks before the nomination window closed.
Following the submission of the Nomination Notice, the Driver Questionnaires, and the Company Questionnaires (collectively, the “Nomination Materials”), Driver sent a number of letters to Max A. Briggs and Mr. Kavanaugh and filed such letters with the SEC as soliciting materials.
On January 31, 2023, Mr. Kavanaugh and Driver had a brief phone call with the intention to discuss Driver’s concerns with the Company. However, this phone call only lasted approximately 45 seconds due to Driver’s abrupt ending of the conversation after the Company informed Driver it was uninterested in engaging in any settlement discussions. After the call, Driver sent a short letter to Mr. Kavanaugh outlining its view of the Company’s performance and classifying the call as “brief.” Driver then filed this letter with the SEC as soliciting materials.
On February 2, 2023, Mr. Kavanaugh sent a letter to Driver noting the Company’s disappointment that the call with Driver was so short and not productive and informing Driver that its misstatements are misleading and harmful to stockholders. The Company’s intent was to have a productive conversation with Driver, but this did not occur given the brevity of the call.
As part of the Company’s diligence and efforts to confirm the background and expertise of the Original Driver Nominees, the Company became aware of an entity named Hell or High Ranch Water LLC, a Texas limited liability company (“Hell or High Ranch Water”), of which Ms. Flores and Ms. Ball are the managers. Driver did not disclose the existence of Hell or High Ranch Water, nor Ms. Ball’s or Ms. Flores’s position in such entity, in the Nomination Materials. Rather, the Company found the information as a result of its own separate and distinct diligence process. At that time, as the registered agent of Hell or High Ranch Water according to the Texas Comptroller of Public Accounts was Charles Flores c/o Beck Redden LLP.
Based on the facts and circumstances presented, as well as Driver’s reputation and previously filed litigations, the Company began preserving documents for potential litigation. In order to preserve the record as it relates to the deficiencies in Driver’s Nomination Materials, on February 2, 2023, the Company sent a letter (the “February 2nd Letter”) to Mr. Flores, of Beck Redden LLP, as the registered agent of Hell or

High Ranch Water, requesting that documents and communications regarding Hell or High Ranch Water be maintained and preserved to ensure that all information needed to evaluate the Original Driver Nominees is preserved and available if needed. A copy of the February 2nd Letter was also sent to Driver and each of the Original Driver Nominees. Following the delivery of the February 2nd Letter, the Company received a letter from Driver, dated February 2, 2023, disputing the Company’s “legal right to request that anyone preserve documents” and requesting that “any questions for either” Ms. Flores or Ms. Ball be “sen[t] to” Driver.
In light of Driver’s intervention and objection, on February 3, 2023, the Company sent a letter (the “February 3rd Letter”), to Mr. Flores requesting confirmation of receipt of the February 2nd Letter, and clarification concerning who represents Hell or High Ranch Water. A copy of the February 3rd Letter was also sent to Driver, each of the Original Driver Nominees and certain Beck Redden LLP attorneys. Following the delivery of the February 3rd Letter, the Company received a letter from Driver, dated February 3, 2023, wherein Driver again objected to the Company’s “right … to request Mr. Flores to preserve anything.”
Having received no confirmation from Hell or High Ranch Water’s registered agent that documents are being preserved, on February 8, 2023, the Company sent a third letter (the “February 8th Letter”) to Mr. Flores, again requesting confirmation of receipt of the February 2nd Letter. A copy of the February 8th Letter was also sent to Driver, each of the Original Driver Nominees and certain Beck Redden LLP attorneys. Following delivery of the February 8th Letter, Mr. Flores acknowledged receipt of the February 2nd Letter by email, but did not confirm if he would preserve documents.
On February 6, 2023, the Company sent a letter to Driver notifying Driver of the Company’s position that the Nomination Notice was incomplete due to numerous material deficiencies, including the non-disclosure of business entities Driver’s nominees owned, controlled, and/or could substantially influence. Additionally, as part of the Company’s diligence and efforts to gather information on the Original Driver Nominees and pursuant to Article II, Section 2.2(e) of the Bylaws, on February 7, 2023, the Company sent a letter requesting additional information about the Original Driver Nominees and requesting to interview the Original Driver Nominees. The Company requested that Driver provide the additional information by the close of business on February 14, 2023.
On February 7, 2023, Driver sent a letter to the Company stating that the Original Driver Nominees would only submit to interviews should there be a current vacancy on the Board and that Driver would review the requests for information. As of close of business on February 14, 2023, the Company had not received the requested additional information from Driver.
On February 15, 2023, the Company received an email from Driver’s counsel acknowledging receipt of the letters sent by the Company on February 6, 2023, and February 7, 2023, and stating that responses were in process.
On February 17, 2023, Driver filed a preliminary proxy statement with the SEC. In this filing, Driver admitted, for the first time, that Ms. Flores and Ms. Ball owned and operated Hell or High Ranch Water — a fact not disclosed to the Company in accordance with the Bylaws. Yet, as of close of business on February 17, 2023, the Company had still not received the requested additional information from Driver.
On February 17, 2023, based on the foregoing facts and circumstances, including the growing importance of the undisclosed business entity and the failure of its registered representative to acknowledge the legal obligation to preserve documents against the backdrop of Driver claiming there was no Company’s “legal right to request that anyone preserve documents,” counsel for the Company sent a letter to Mr. Flores to confirm that Mr. Flores is complying with the preservation request originally provided in the February 2nd Letter. A copy of this letter was also sent to certain Beck Redden LLP attorneys given that Hell or High Ranch Water’s business address matched Beck Redden LLP’s business address. On February 20, 2023, Mr. Flores sent an email response to counsel for the Company and the Company acknowledging receipt of the prior letters and requesting that all further correspondence and communication be directed to Mr. Flores and not Beck Redden LLP.
On February 22, 2023, Driver had still not provided the Company with the requested additional information. Thus, on February 22, 2023, the Company sent a letter to Driver (the “February 22nd Letter”) notifying Driver that it had failed to satisfy the requirements of the Bylaws. Pursuant to Article II,

Section 2.2(g) of the Bylaws, only such persons who are nominated pursuant to the procedures set forth in the Bylaws shall be eligible to stand for election to the Board. Driver failed to meet the requirements of Article II, Section 2.2(d)(i) and Article II, Section 2.4 of the Bylaws and failed to provide a completed written questionnaire for each of the Original Driver Nominees. Accordingly, the Company determined that the Nomination Notice is invalid. The deadline for a timely and proper notice of intention to nominate candidates for election as directors at the Annual Meeting had passed, and Driver failed to provide any information requested to address identified deficiencies by February 14, 2023. Accordingly, the Company determined that Driver did not have the right to nominate any candidates for election as directors at the Annual Meeting.
On February 22, 2023, subsequent to receiving the February 22nd Letter, in a separate letter, Driver purported to provide certain information that had previously been asserted by the Company as missing from the Nomination Notice (the “February 22nd Driver Letter”). In the February 22nd Driver Letter, Driver also informed the Company that Ms. Flores requested that Driver withdraw its nomination of Ms. Flores for election to the Board at the Annual Meeting. Driver stated in the February 22nd Driver Letter that it does not believe that the Company has a reasonable basis on which to reject its nominations and that it fully intends to pursue its contested solicitation at the Annual Meeting.
Between February 15, 2023, and February 21, 2023, Driver sent three letters to Mr. Briggs and the Company regarding matters related to First Foundation Bank, a subsidiary of the Company. On February 23, 2023, counsel for the Company sent Driver a letter regarding these matters.
On February 24, 2023, based on the foregoing facts and circumstances and because, despite acknowledging receipt of the Company’s prior letters, Mr. Flores did not confirm that documents would be preserved as requested, counsel for the Company sent a letter to Mr. Flores acknowledging Mr. Flores’s acknowledgement of his receipt of the previous letters and again asking Mr. Flores to confirm he is complying with the preservation request referenced in the prior correspondence.
On February 24, 2023, counsel for the Company sent a letter to counsel for Driver reaffirming the rejection of the Nomination Notice.
On February 25, 2023, counsel for Driver sent a letter to the Company purportedly providing a supplement to certain responses set forth in the Company Questionnaire submitted by Ms. Ball.
On February 28, 2023, counsel for the Company sent a letter to counsel for Driver advising Driver that the supplemental Driver Questionnaire submitted does not remedy or otherwise cure the already rejected non-compliant Nomination Notice.
Also on February 24, 2023, the Company discovered that Hell or High Ranch Water removed its public Instagram profile. Based on the foregoing facts and ongoing failure by Driver and Hell or High Ranch Water to commit to preserve relevant documents, counsel for the Company sent a letter on February 28, 2023, to each of Mr. Flores and counsel for Driver requesting confirmation that each is complying with the preservation request, as well as requesting that all content of the Hell or High Ranch Water podcast social media is being preserved and unaltered and noting that the “going private” of this Instagram account is disenfranchising to stockholders.
On the afternoon of February 28, 2023, Mr. Kavanaugh sent a letter to Driver offering to engage with Driver regarding its suggestions for the Company. Driver quickly responded stating that it was open to engage, but that its suggestion was its nomination of two director candidates.
Prior to any opportunity to engage with Driver, the Company received a letter from counsel for Driver on March 1, 2023 (the “March 1st Letter”). In the March 1st Letter, counsel conveyed that Driver intended to initiate litigation against the Company and the Board no later than Monday, March 6, 2023, if the Nomination Notice was not accepted by the Company.
Despite the threat of litigation, on March 7, 2023, Mr. Kavanaugh sent a letter to Driver offering to meet on either March 22, 2023, or March 24, 2023, to discuss Driver’s concerns as a stockholder. Driver responded to Mr. Kavanaugh’s letter offering to meet either on March 22, 2023, or March 24, 2023, and a desire to discuss certain inadequacies he finds with the Company’s leadership.

Before the Company was able to meet with Driver, Driver initiated a lawsuit. On March 7, 2023, Driver filed a lawsuit against the Company and all of its then-incumbent directors in the Delaware Court of Chancery, styled Driver Opportunity Partners I LP v. Briggs et al., C.A. No. 2023-0287-MTZ (the ‘‘Action”). Driver sought a declaratory judgment that its Nomination Notice complied with the Bylaws and that Ms. Ball was a valid director nominee for election at the Annual Meeting. Driver also asserted two claims for breach of fiduciary duty against the director defendants.
On March 10, 2023, counsel for the Company sent a letter to counsel for Driver acknowledging receipt of the March 1st Letter and advising Driver to direct any future correspondence or communication from Driver to counsel for the Company.
Further, as the Company continued its diligence and efforts to confirm the background and experience of Ms. Ball, the Company became aware that Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” (“Grata”) publicly described Ms. Ball as its Chief Product Officer both in public statement and on its website. Driver did not identify Grata in the Nomination Materials for Ms. Ball. Rather, the Company found the information as a result of the Company’s own separate and distinct diligence process. As such, on March 15, 2023, counsel for the Company sent a letter to counsel for Driver highlighting Driver’s failure to disclose Ms. Ball’s role as Chief Product Officer at Grata, thus constituting another deficiency in the Nomination Notice. Counsel for Driver responded to such letter on March 20, 2023, claiming that despite Ms. Ball’s title as Chief Product Officer, she is not employed by Grata.
On March 17, 2023, the defendants filed an Answer to the lawsuit and shortly thereafter, the parties commenced expedited discovery and a trial was set for May 24, 2023.
On April 25, 2023, the Company and Driver entered into a settlement agreement (the “Litigation Settlement Agreement”), which is included as Exhibit  99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 28, 2023. Pursuant to the Litigation Settlement Agreement, the Company agreed to recognize Driver’s nomination of Ms. Ball as a candidate for election to the Board, while denying that the defendants committed, threatened, or attempted to commit any violations of any rule, regulation, law, Bylaw or breached any duty or that Driver is entitled to any relief of any kind. In return, Driver agreed to voluntarily file a Stipulation of Dismissal with Prejudice in the Action. The parties also agreed to release each other from any liability arising out of or related to, among other things, the rejection of Ms. Ball’s and Ms. Flores’s nominations that was asserted or could have been asserted prior to and including April 25, 2023.
On April 28, 2023, the Company filed a preliminary proxy statement with the SEC.
OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM DRIVER, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE DRIVER NOMINEE, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON THE BLUE UNIVERSAL PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

CORPORATE GOVERNANCE PRINCIPLES AND POLICIES
Our Board believes that sound governance policies and practices provide an important framework to assist them in fulfilling their duties to the Company’s stockholders. Our Board has adopted the following governance guidelines, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under applicable NASDAQ rules. Our Board members believe these policies and practices are essential to the performance of the Board’s oversight responsibilities and to the maintenance of the Company’s integrity in the marketplace.
Corporate Governance Principles
Some of the principal subjects covered by those guidelines include:
Codes of Business and Ethical Conduct.   We have adopted a Code of Business and Ethical Conduct for our directors, officers and employees and a Code of Conduct — Financial Officers (“Code of Conduct”) that contains specific ethical policies and principles that apply to our principal executive officer, principal financial officer, principal accounting officer and other key accounting and financial personnel. The Code of Conduct constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” within the meaning of the listing standards of NASDAQ.
The Code of Conduct is available in the Investor Relations section of our website at www.ff-inc.com. To the extent required by applicable rules of the SEC and NASDAQ, we will disclose on our website, any amendments to the Code of Conduct and any waivers of the requirements of the Code of Conduct that may be granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions.
Incentive Compensation Clawback Policy.   Our Board has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”). Under the Clawback Policy, if any of our executive officers or employees receive incentive compensation as a result of our achievement of (i) financial results measured on the basis of financial statements that are required to be restated or (ii) financial, operational or other performance metric(s) that were satisfied as a result of fraudulent, dishonest or illegal conduct (as defined by law), we will become entitled to recoup from those executive officers or employees, the amount by which the incentive compensation they had received based on those financial statements or the satisfaction of those metrics exceeds the incentive compensation they would have received had such incentive compensation been determined on the basis of the restated financial statements or revised metric results (“Excess Compensation”). The Clawback Policy provides for the recoupment of Excess Compensation paid to or received by any executive officer or employee during the three years immediately preceding the accounting restatement. The Clawback Policy further provides that, if the Excess Compensation was paid or received in shares of common stock and the executive officer had sold those shares within a year of the public disclosure of the financial statements that were the subject of the accounting restatement, we will be entitled to recoup the net profits realized by the executive officer from the sale of those shares.
Compensation Risk Considerations.   The Compensation Committee reviews on an annual basis the incentive compensation of the Company’s Chief Executive Officer and the other named executive officers (“NEOs”), as well as individual employees whose activities may expose the organization to material amounts of risk and groups of employees participating in similar incentive programs who in the aggregate may expose the organization to material amounts of risk based on risk categories that include credit, market, liquidity, operational, legal, compliance and reputational risk, based on a facts-and-circumstances determination.
After conducting this review during 2022, the Compensation Committee has concluded that the Company’s compensation arrangements do not encourage employees to take unnecessary and excessive risks after considering, among other items, the Company’s Clawback Policy, the mix of cash and equity incentives, as well as the mix of time-based vesting awards and performance-based vesting awards. We do not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Related Party Transaction Policy.   Our Board has adopted a Related Party Transaction Policy, which provides that, subject to certain limited exceptions, the Company will not enter into or consummate a related party transaction that is determined by the Audit Committee to be materially less favorable from a financial standpoint to the Company than similar transactions between the Company and unaffiliated third parties. A “related party transaction” is a transaction between the Company or any of its subsidiaries and any executive officer, director or owner of more than 10% of the outstanding shares of the Company’s common stock or persons related to them.
Anti-Hedging Policy.   Our Insider Trading Policy prohibits our directors, named executive officers and other key executives from hedging the economic interest in the Company securities that they own and from engaging in short sales or speculative transactions with respect to our stock. That prohibition includes a procedure whereby a covered person may seek permission from the Audit Committee of the Company to pledge shares of Company stock after a showing as to their financial capacity to repay the proposed loan without the sale of any pledged shares of Company stock. As of the date of this Proxy Statement, Mr. Kavanaugh has pledged 1,298,494 shares of Company stock and such pledge of stock was approved by the Audit Committee. As of the date of this Proxy Statement, to the best of the Company’s knowledge, except as set forth above, none of our executive officers have outstanding pledges with respect to any Company stock.
Stock Ownership Guidelines for Directors.   To more directly align the interests of our non-employee directors and stockholders, our Board adopted stock ownership guidelines which require that each non-employee director own shares of the Company’s common stock having a value of at least equal to five times the cash component of the director’s annual retainer for service on the Board. New directors have five years after joining the Board to meet the guidelines. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. As of the date of this Proxy Statement, all directors have met or are on track to meet these targets within the timeframe applicable to them.
Board Leadership Structure.   The Chairman of our Board is Ulrich E. Keller, Jr., who is a member of senior management, and our Chief Executive Officer is Scott F. Kavanaugh. Our Board decided to separate the positions of Chairman and Chief Executive Officer because our Board believes that doing so provides the appropriate leadership structure for us at this time, particularly since the separation of those two positions enables our Chief Executive Officer to focus on the management of our business and the development and implementation of strategic initiatives, while the Chairman leads our Board in the performance of its responsibilities.
In addition, because the office of Chairman of the Board is not held by an independent director, we have appointed Max A. Briggs, an independent director, to serve as Lead Director to ensure strong independent Board oversight. Our Lead Director (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; (ii) has the authority to call meetings of the independent directors; (iii) serves as a liaison between the Chairman and the independent directors; (iv) approves meeting agendas, meeting schedules and information sent to the Board; (v) ensures that matters of concern or interest of the independent directors are appropriately scheduled for discussion at Board meetings; (vi) has the authority to retain outside advisors and consultants who report directly to the Board on board-wide issues; (vii) serves as a liaison for consultation and direct communication with stockholders, as appropriate; and (viii) performs such other duties, and exercise such powers, as from time to time prescribed by our Board.
Director Independence and Diversity.   Our Board has evaluated the independence of its members based on the definition of independence for purposes of Board membership and membership on the Board’s standing committees that are applicable to the Company because its shares are listed on the NASDAQ Stock Market. Based on that evaluation, our Board has concluded that (i) seven Board nominees are independent: Mses. Pagliarini and Rubin and Messrs. Briggs, Lake, Rosenberg, Sonenshine, and Vazquez; and (ii) all of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent. Our Board believes that differences in experience, knowledge, skills and viewpoints enhance the Board’s performance. Accordingly, while the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed Board nominees, our Board does not currently have a formal policy with respect to the consideration of diversity for the composition of our Board. However, our Board has not implemented a formal policy with respect to the consideration of diversity for the composition of our Board. The following matrix summarizes the self-identified gender and demographic diversity characteristics of the Board:
Board Diversity Matrix (as of April 25, 2023)
Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	2	8
Part II: Demographic Background
Hispanic or Latinx	—	1
White	2	6
Did Not Disclose Demographic Background	—	1
Director Responsibilities.   Directors are expected to act in the best interests of all stockholders; develop and maintain a sound understanding of our business and the industry in which we operate; prepare for and attend Board and Board committee meetings; and provide active, objective and constructive participation at those meetings.
Director Access to Management.   Directors have access to members of management and members of management provide Board presentations and reports regarding the functional areas of our business for which they are responsible.
Adequate Funding for the Board and its Committees.   The Company provides the funding necessary to enable our Board and each of its committees to retain independent advisors as our Board, or such committees acting independently of the full Board, deem to be necessary or appropriate.
Executive Sessions without Management.   The independent directors of our Board hold separate sessions, outside the presence of management, to consider and evaluate the performance of the Company and its management and such other matters as they deem appropriate. In addition, the Audit Committee meets separately with the Company’s outside auditors.
Communications with the Board of Directors.   Stockholders and other interested persons may communicate with the full Board, any Board committee, the independent directors as a group or any individual member of our Board in writing by mail addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201. All communications will be forwarded to our Board, the particular committee of our Board or the specified directors or individual director, as appropriate. The Company screens all regular mail for security purposes.
Selection and Nomination of Candidates for Election to the Board of Directors
We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, banking or government or established academic credentials and achievements in fields relevant to our businesses. They should be committed to enhancing stockholder value and must represent the interests of all stockholders as opposed to any particular constituency within our stockholders. Directors also should have sufficient time to carry out their duties and to provide insight and practical wisdom, based on their experience, to management. Therefore, their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly their duties as directors of the Company.
The Nominating and Corporate Governance Committee recommends to our Board for selection as Board nominees persons who the members of that committee believe are best qualified to serve on our Board. That committee will consider director candidates recommended by stockholders, other members of our Board, officers and employees of the Company and other sources that the committee deems appropriate. Under its charter, the Nominating and Corporate Governance Committee also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it in identifying qualified Board candidates. The Nominating and Corporate Governance Committee charter directs the committee to evaluate the candidates based upon the totality of their merits and not based upon minimum qualifications or attributes. In considering individual director candidates, the Nominating and Corporate Governance Committee takes into account the qualifications and business experience of the other members of our Board to ensure that a broad variety of skill sets and experience beneficial to the Company and its businesses are represented on our Board. The Nominating and Corporate Governance Committee evaluates all director candidates in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee will interview and, when deemed appropriate, will conduct background inquiries about, Board candidates. Some of the criteria used by the Nominating and Corporate Governance Committee to evaluate the candidates, including those selected for nomination at the Annual Meeting, include:
•
personal and professional integrity;

•
independence;

•
absence of conflicts of interest;

•
prior business experience or academic achievements and credentials, including knowledge of the banking business;

•
educational record and achievements;

•
skills that may be relevant to the Company’s business;

•
prior board experience with the Company or other publicly traded companies; and

•
involvement in community, business and civic affairs.

Stockholder Recommendation of Board of Directors Candidates.   Any stockholder desiring to submit a recommendation for consideration by the Nominating and Corporate Governance Committee of a candidate for election to our Board may do so by submitting that recommendation in writing to our Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of an annual meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for that annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and the person that the nominating stockholder is recommending for election to our Board or any other person or persons (naming each such person), on the other hand; (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. Our Board and the Nominating and Corporate Governance Committee make no distinction between whether a candidate is recommended by a stockholder or by management and the Board and the Nominating and Corporate Governance Committee apply the same process and criteria in evaluating a candidate recommended by a stockholder as it would for a candidate recommended by management.
Stockholder Nominations.   Our Bylaws provide that any record stockholder may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board, by giving the Company written notice (addressed to the Corporate Secretary of the Company at the Company’s principal offices) of such stockholder’s intention to do so not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company’s proxy statement for the prior year’s annual meeting was first released to stockholders, provided however, that in the event that no annual meeting was held in that prior year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the prior year’s proxy statement, to be timely, the stockholder notice must be received by the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the date on which a public announcement of the date of such annual meeting is first mailed or is first publicly announces. Such notice must be accompanied by statements and other information described in our Bylaws, including the following items:
•
The nominating stockholder’s name, address, and beneficial ownership of shares of the Company (and the same information with respect to any beneficial owner for which the nominating stockholder is acting on behalf of);

•
The name, age, business address, residential address, and principal occupation or employment of the person to be nominated;

•
The nominee’s signed consent to serve as a director of the Company, if elected;

•
The number of shares of the Company’s stock beneficially owned by the nominee;

•
A description of all arrangements and understandings between the stockholder and the nominee pursuant to which the nomination is to be made; and

•
Such other information concerning the director nominee as would be required in a proxy statement soliciting proxies for the election of the director nominee under the rules of the SEC.

Stockholders are advised to carefully review our Bylaws, which contain a description of the information required to be submitted, as well as the advance notice and other requirements that apply to nominations by stockholders of candidates for election to the Board. Any stockholder nomination at any annual meeting that does not comply with the requirements set forth in our Bylaws will be ineffective and disregarded.
Litigation Settlement Agreement
On April 25, 2023, the Company entered into the Litigation Settlement Agreement with Driver relating to the Action. Under the Litigation Settlement Agreement, Driver agreed to voluntarily dismiss the Action with prejudice. The Company agreed to accept the nomination of the Driver Nominee and to permit the Driver Nominee to run for election to the Board at the Annual Meeting, while denying any wrongdoing or that Driver is entitled to any relief of any kind. The Company also agreed to make certain corporate governance changes, including amending the Bylaws. The Litigation Settlement Agreement does not require the Company to make any changes to the composition of the Board. The Company and Driver also agreed to release each other from any liability arising out of or related to, among other things, the Annual Meeting and the Company’s rejection of the nomination of the Driver Nominee, which claims could have been asserted as of or prior to April 25, 2023.
The Company’s entrance into the Litigation Settlement Agreement is in no way an endorsement of Driver’s campaign or the Driver Nominee. Although the Litigation Settlement Agreement facilitates the Driver Nominee being eligible for election as the Annual Meeting, the Company recommends that you disregard solicitation materials from Driver. We are not responsible for the accuracy of any information provided by or relating to Driver contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver or any other statements that Driver or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of Driver. If you have previously submitted a proxy card sent to you by Driver, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by following the instructions provided on the BLUE Universal Proxy Card to submit a proxy over the Internet or by signing, dating and returning the BLUE Universal Proxy Card or by appearing at the Annual Meeting and voting your shares in person.
The foregoing description of the Litigation Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Litigation Settlement Agreement, a copy of which was filed with the SEC as an exhibit to a Current Report on Form 8-K dated April 28, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Set forth below is information regarding the beneficial ownership, as of April 25, 2023, of the Company’s common stock by (i) each person who we knew owned, beneficially, more than 5% of the Company’s outstanding shares, (ii) each of the Company’s current directors and each nominee standing for election to the Board at the Annual Meeting, (iii) each of the executive officers of the Company who are named in the Summary Compensation Table below, and (iv) all of the directors and executive officers as a group. As of April 25, 2023, a total of 56,424,276 shares of our common stock were issued and outstanding.
	As of April 25, 2023(1)
Name and Title	Number of Shares Beneficially Owned	Percent of Class
FMR LLC	5,069,221(2)	9.0%
BlackRock Inc.	4,457,965(3)	7.9%
GMT Capital Corp.	3,368,494(4)	6.0%
Ulrich E. Keller, Jr., Executive Chairman of FFI and FFA	2,222,181(5)	3.9%
Scott F. Kavanaugh, Chief Executive Officer of FFI and FFB,
Vice Chairman of FFI, President and Chairman of FFB	1,386,285(6)	2.5%
Max A. Briggs, Director	50,582(7)	*
John A. Hakopian, Director and President of FFA	656,366	1.2%
David G. Lake, Director	148,584	*
Elizabeth A. Pagliarini, Director	19,768(8)	*
Mitchell M. Rosenberg, Director	61,329	*
Diane M. Rubin, CPA. Director	14,111	*
Jacob P. Sonenshine, Director	82,161	*
Gabriel V. Vazquez, Director(9)	—	*
Amy Djou, Interim Chief Financial Officer of FFI and FFB,
Executive Vice President and Chief Accounting Officer of FFB	333	*
Christopher Naghibi, Executive Vice President and Chief Operating Officer of FFB	6,413	*
David S. DePillo, Former President(10)	—	*
Kevin L. Thompson, Former CFO(10)	3,000	*
Lindsay Lawrence, Former COO of FFB(10)	36,901	*
All Directors and executive officers as a Group (13 persons)	4,659,708	8.26%

*
Less than 1%

(1)
This table is based upon information supplied to us by our officers, directors and principal stockholders. Except as otherwise noted, we believe that each of the stockholders named in the table has sole voting and investment power with respect to all shares of common stock shown as to which he or she is shown to be the beneficial owner, subject to applicable community property laws. The percentage ownership interest of each individual or group is based upon the total number of shares of the Company’s common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after April 25, 2023 through the exercise of stock options or pursuant to any contract or any other arrangement.

(2)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A, filed with the SEC by FMR LLC as of February 9, 2023. FMR LLC’s address is 245 Summer Street, Boston, MA, 02210.

(3)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A, filed with the SEC by BlackRock Inc. as of February 7, 2023. BlackRock Inc.’s address is 55 East 52nd Street New York, NY 10055.

(4)
The ownership information set forth in the table is based on information contained in a statement on Schedule 13G, filed with the SEC by GMT Capital Corp., Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Bay Resource Partners Offshore Master Fund, L.P., and Thomas E. Claugus, as of January 19, 2023. GMT Capital Corp.’s address is 2300 Windy Ridge Parkway, Ste. 550 South, Atlanta, GA 30339.

(5)
Includes 693,000 shares held in a family trust over which Mr. Keller shares voting and investment power. Also includes 245,000 shares beneficially owned by Mr. Keller’s spouse, as to which he disclaims beneficial ownership.

(6)
Includes 1,298,494 shares pledged as collateral to secure personal indebtedness of Mr. Kavanaugh. For additional information on the Company’s policies regarding the pledging of shares, see “Corporate Governance Principles and Policies.”

(7)
Includes 6,000 shares beneficially owned by Mr. Briggs’ spouse, as to which he disclaims beneficial ownership.

(8)
Includes 12,595.47 shares held in a family trust and 7,173.04 shares held in a defined benefit plan, over which Ms. Pagliarini shares voting and investment power.

(9)
Mr. Vazquez joined the Board on April 25, 2023.

(10)
Messrs. DePillo and Thompson and Ms. Lawrence resigned in 2022.

ELECTION OF DIRECTORS
(Proposal No. 1)
The Bylaws provide that the Board will consist of one or more members, which will be determined from time to time by resolution of the Board. The Board has set the authorized number of directors at ten.
Accordingly, a total of ten directors will be elected at the Annual Meeting to hold office until the next annual stockholders’ meeting and until their respective successors are elected and qualify to serve. The Board has nominated for election the ten persons named in the table below, all of whom are incumbent directors. Each of the nominees has consented to serve as a director if elected at the Annual Meeting. Unless authority to vote has been withheld, the named proxy holders intend to vote the shares represented by the proxies received by them “FOR” the election of all of those ten nominees. If, prior to the Annual Meeting, any of the Board’s nominees becomes unable to serve, the Board either will designate a substitute nominee, in which event the proxy holders will vote the proxies received by them for his or her election, or will reduce the authorized number of directors standing for election.
Driver has nominated a candidate for election as a director at the Annual Meeting, in opposition to one of the ten nominees recommended by the Board. The Board does NOT endorse the nominee proposed by Driver. The Board urges you NOT to sign, return or vote any proxy card sent to you by Driver, even as a protest vote, as only your latest dated proxy card will be counted.
Vote Required and Recommendation of the Board
If the Corporate Secretary of the Company determines that the number of director nominees exceeds the number of director nominees to be elected as of the Record Date for the Annual Meeting (as will likely be the case at the Annual Meeting due to the nomination of Ms. Ball by Driver), the meeting will be a contested election. In a contested election of director nominees, the director nominees will be elected by vote of a plurality of the shares, present in person or by proxy and entitled to vote on the election of directors. As such, the ten director nominees receiving the greatest numbers of votes “for” will be elected as directors. Broker non-votes and withhold votes will have no effect on the outcome of Proposal No. 1. Including the Driver Nominee, the number of director nominees exceeds the number of director nominees to be elected at the Annual Meeting. Accordingly, directors will be elected by a plurality of the votes cast at the Annual Meeting, and the ten director nominees receiving the greatest numbers of votes “for” will be elected as directors.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
PROPOSAL NO. 1 TO ELECT EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS OF THE COMPANY.
THE BOARD DOES NOT RECOMMEND ANY CANDIDATE FOR ELECTION OTHER THAN THE COMPANY’S NOMINEES SET FORTH IN THIS PROPOSAL NO. 1.

Nominees
Set forth below is the name, age and position with the Company of each of the nominees recommended by the Nominating and Corporate Governance Committee and selected by the Board to stand for election to the Board at the Annual Meeting. The business address for all of these nominees is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.
	Age	Director Since	Positions with FFI
Ulrich E. Keller, Jr., CFP	66	2007	Executive Chairman and Director
Scott F. Kavanaugh	62	2007	Chief Executive Officer, Vice Chairman and Director
Max A. Briggs, CFP	57	2012	Director
John A. Hakopian	54	2007	Director, President of FFA
David G. Lake	57	2018	Director
Elizabeth A. Pagliarini	52	2019	Director
Mitchell M. Rosenberg, Ph.D.	69	2007	Director
Diane M. Rubin, CPA	71	2019	Director
Jacob P. Sonenshine, J.D., CFA	52	2007	Director
Gabriel V. Vazquez	45	2023	Director
Seven of the ten director nominees listed above have been determined by the Board to be independent directors, because they have not been employed nor have they received any compensation from the Company or any of its subsidiaries during the past three years, other than compensation for their service on the Board and on committees of the Board. Those director nominees are Mses. Pagliarini and Rubin, and Messrs. Briggs, Lake, Rosenberg, Sonenshine, and Vazquez.
Set forth below is a summary of the business experience and qualifications of the nominees named above who are standing for election to the Board at the Annual Meeting.
Ulrich E. Keller, Jr., CFP.   Mr. Keller is one of the founders of the Company and currently is the Executive Chairman of the Company and its wholly-owned subsidiary, First Foundation Advisors (“FFA”). Mr. Keller served as Chief Executive Officer (“CEO”) of FFA from 1990, when it began operations as a fee-only investment advisor, until December 2009, at which time he became its Executive Chairman. In 2007, Mr. Keller became the Executive Chairman of the Company and from June 2007 until December 2009 he also served as the CEO of the Company. Mr. Keller earned a Bachelor of Science degree in Finance from San Diego State University and completed the financial planning program at the University of Southern California. Mr. Keller served as a Trustee of the University of California Irvine (“UCI”) for 15 years. During that time he was Chair of the Foundation Finance & Investment Committee and continues to serve as a member of the Investment Committee. Mr. Keller also serves as a member of the executive committee of the UCI Diabetes Center. Mr. Keller served as Co-Chair for the Center for Investment and Wealth Management at the Paul Merage School of Business at UCI. Mr. Keller serves as a member of the Orange County Sheriff’s Advisory Council. As one of the founders of the Company, who played a key role in the development and successful implementation of our business strategy of providing high quality and personalized wealth management and investment advisory services to our clients and the expansion of the financial services we offer our clients, Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market.
Scott F. Kavanaugh.   Mr. Kavanaugh is the President and CEO of the Company and its wholly-owned banking subsidiary, First Foundation Bank (“FFB”). Mr. Kavanaugh has served as CEO of the Company since December 2009 and as President of the Company since December 2022. Previously, Mr. Kavanaugh served as President and Chief Operating Officer of the Company from June 2007 until December 2009. Mr. Kavanaugh has been the Vice-Chairman of the Company since June 2007, and the Chairman of FFB since September 2007. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative Officer and a member of the board of directors of Commercial Capital Bancorp,

Inc., the parent holding company of Commercial Capital Bank. During his tenure as an executive officer and director of Commercial Capital Bancorp, Inc. that company became a publicly traded company, listed on NASDAQ, and its total assets grew to more than $1.7 billion. From 1998 until 2003, Mr. Kavanaugh served as the Executive Vice President and Chief Operating Officer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm. Mr. Kavanaugh earned a Bachelor of Science degree in Business Administration and Accounting at the University of Tennessee and a Masters of Business Administration (“MBA”) degree in Information Systems at North Texas State University. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Since March 2015, Mr. Kavanaugh has served as director for Nexpoint Residential Trust Inc., a publicly traded real estate investment trust that is advised by NexPoint Real Estate Advisors, L.P., an affiliate of Highland Capital Management, L.P. Mr. Kavanaugh has also served as director for NexPoint Real Estate Finance since 2020 and as director for VineBrook Homes Trust, Inc. since 2018. Mr. Kavanaugh served as a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc. from December 2013 until December 2015. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman of the Highland Mutual Funds, a mutual fund group managed by Highland Capital Management, L.P. Mr. Kavanaugh is also a director on the Lanakila Pacific’s Foundation Board. The Board believes that Mr. Kavanaugh’s extensive experience as an executive officer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, qualifies him to serve as a member of our Board. In addition, because Mr. Kavanaugh is the Company’s CEO, we believe that his participation as a member of the Board facilitates communication between the outside Board members and management.
Max A. Briggs, CFP.   From 2005 to 2012, Mr. Briggs served as Chairman of the Board of Desert Commercial Bank (“DCB”). He was elected as a director of the Company following the Company’s acquisition of DCB in August 2012. Mr. Briggs is, and since 1996 has been the President and CEO of FLC Capital Advisors, a wealth management firm with over $600 million of assets under administration. From 1992 to 2007, Mr. Briggs served as CEO of Franklin Loan Center, a mortgage banking company. Mr. Briggs earned a Business Administration and Finance degree from Stetson University. We believe Mr. Briggs is a valuable member of our Board due to his knowledge of the banking business, gained from his service as Chairman of DCB, particularly as conducted in Palm Desert, California, and its surrounding communities, where we have two of our wealth management offices, and his experience as President and CEO of a wealth management firm.
John A. Hakopian.   Mr. Hakopian is, and since April 2009 has been, the President of FFA, and is and since 2007 has been, a member of the Board. Mr. Hakopian was one of the founders of FFA in 1990, when it began its operations as a fee-based investment advisor, and served as its Executive Vice President and Co-Portfolio Manager from 1994 through April 2009. Mr. Hakopian earned a Bachelor of Arts degree in Economics from UCI and a MBA degree in Finance from the University of Southern California. Mr. Hakopian’s extensive knowledge of the Company’s wealth management and investment advisory business makes him a valuable member of the Board who is able to provide the outside Board members with insight into the operations and risks of that business.
David G. Lake.   Mr. Lake has served as a director of the Company since June 1, 2018. Since 1993 Mr. Lake has been the Chief Executive Officer of and a co-founder of 4EARTH Farms, Inc., a grower and value-added produce company with over 400 employees in California and affiliated operations in other states. Mr. Lake served as the Chairman of the board of directors of PBB Bancorp, since its formation in May 2014, and of the board of directors of its wholly-owned subsidiary Premier Business Bank from July 2006 until the June 2018 acquisition of PBB Bancorp by the Company. Mr. Lake serves on the executive board, chair search of new director, and compensation committee of the Orange County Museum of Art. We believe Mr. Lake brings to the Board his knowledge of operating a highly successful company and his experience as an independent director of a community bank in Southern California.
Elizabeth A. Pagliarini.   Ms. Pagliarini has served as a director of the Company since 2019. Ms. Pagliarini is, and since September 2014 has been, the Chief Financial Officer and Treasurer, and since

2019 the Chief Financial Officer, Treasurer and Chief Operating Officer, of Summit Healthcare REIT, Inc., a Maryland corporation that invests in and owns real estate. Her background includes experience in finance, accounting, operations, compliance, securities litigation and executive management. Prior to working at Summit, Ms. Pagliarini was chief compliance officer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005 to 2008, and a principal at a securities litigation and financial consulting firm 2001 to 2005. Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University. She is also a Certified Fraud Examiner. Ms. Pagliarini is active in her community, serving on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have suffered the loss of a baby during pregnancy or infancy. She is also currently on the advisory board of the CFO Executive Summit. We believe that Ms. Pagliarini’s educational and executive experience in managing the financial, accounting, securities filing and operations functions of several finance-oriented firms qualifies her to serve as a member of our Board.
Mitchell M. Rosenberg, Ph.D.   Dr. Rosenberg has served as a director of the Company since 2007. Dr. Rosenberg is, and since 2005 has served as, President and founder of the consulting firm of M. M. Rosenberg & Associates, which provides executive and organizational development services to public and private companies in the fields of financial services, health care and technology. From 2002 to 2005, Dr. Rosenberg was Chief Executive Officer for The Picerne Group, an international investment firm investing primarily in real estate, and portfolios of loans. Prior to 2002, Dr. Rosenberg served as Executive Vice President and Director of Business Services for Ameriquest Capital Corporation and directed the Human Resource and Organizational Development functions for Washington Mutual Bank, American Savings Bank and Great Western Bank. Dr. Rosenberg earned a Bachelor of Science degree in Psychology from Ohio University, a Masters of Science degree in Industrial Psychology from California State University, Long Beach, and a Ph.D. degree in Psychology with an emphasis on Organizational Behavior from Claremont Graduate University, which is the graduate university of the Claremont Colleges. We believe that Dr. Rosenberg’s educational and operational experience in managing the human resource and organizational development functions of a number of banking organizations and a real estate investment firm provides insight regarding the Company’s human resource functions, including compensation considerations that will impact the Company’s growth and expansion.
Diane M. Rubin, CPA.   Ms. Rubin has served as a director of the Company since 2019. Ms. Rubin is continuing in a career of more than 44 years in accounting and accounting industry and practice oversight roles. In 2022, she was appointed by the Public Company Accounting Oversight Board (PCAOB) to the newly-formed Standards and Emerging Issues Advisory Group. Ms. Rubin was from January 2016 to December 2020, a member of the Board of Trustees of the Financial Accounting Foundation, and in 2019 was elected to serve as the Vice Chair of the Board of Trustees. The Financial Accounting Foundation is the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. From 2012 to 2015 Ms. Rubin served as a member of the Private Company Council, an advisory board that works with the Financial Accounting Standards Board (“FASB”) to determine possible alternatives within GAAP for private companies. From 1996 to 2012 Ms. Rubin served as an Audit Partner and Quality Control Partner with the San Francisco-based Novogradac & Company LLP. In 1989 Ms. Rubin established an independent diversified audit, accounting and tax firm with clients including small businesses, broker/dealers, non-profits and professional organizations. Ms. Rubin has experience in accounting and financial accounting roles with insurance, technology and banking firms. Ms. Rubin started her career with Price Waterhouse & Co. in 1975 in that firm’s audit practice. We believe that Ms. Rubin’s deep knowledge of accounting and auditing qualifies her to serve as a member of our Board.
Jacob P. Sonenshine, J.D., CFA.   Mr. Sonenshine has served as a director of the Company since 2007. Mr. Sonenshine is, and since 2012, has served as President of Prell Restaurant Group, an operator of fast casual restaurants. From 2006 until 2012, Mr. Sonenshine served as the President and Chief Operating Officer of Professionals Retirement Strategy, a retirement planning and entity risk management firm. From 1999 to 2005, Mr. Sonenshine was President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies. Mr. Sonenshine earned a Bachelor of Science degree in economics and a Bachelor of Administration degree in International Relations from the University of Pennsylvania, and a J.D. degree and a MBA degree from the University of Southern

California. We believe Mr. Sonenshine’s experience as President of a retirement planning firm is valuable to the Board in overseeing FFA’s wealth management and investment advisory business.
Gabriel V. Vazquez.   Mr. Vazquez has served as a director of the Company since 2023. He is, and has been since 2016, the Vice President and Associate General Counsel for Operations for Vistra Corp. (“Vistra”) (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department’s operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra’s enterprise crisis management program. Prior to his current role, Mr. Vazquez served as general counsel for TXU Energy, a wholly-owned subsidiary of Vistra, from 2008 to 2016. He was previously a corporate attorney for Michaels Stores, Inc. and was in private practice with the law firm of Gardere Wynne, which has since merged with Foley & Lardner LLP. Mr. Vazquez currently serves on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation and is the current Secretary-Treasurer. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation Inc. as a trustee and as a member of the Development Committee, and he is president of the Alumni Board. Mr. Vazquez received his undergraduate degree from Southern Methodist University and his law degree from Southern Methodist University’s Dedman School of Law, where he was a Sarah T. Hughes Fellow. We believe Mr. Vazquez’s background as a senior leader in a large, highly-regulated and publicly-traded business qualifies him to serve as a member of our Board.
Executive Officers
In addition to Messrs. Keller, Kavanaugh and Hakopian, each of whom is an executive officer and an incumbent director and nominee for re-election to the Board at the Annual Meeting, set forth below are the names and biographical information of our other executive officers:
Amy Djou.   Ms. Djou, age 54, is, and since November 2022, has been, the Executive Vice President and Interim Chief Financial Officer of the Company and FFB, and has been the Chief Accounting Officer of FFB since March 2021. Having joined FFB in 2016, Ms. Djou has served as Senior Vice President, Controller of FFB between January 2018 and March 2021 and as Vice President, Controller of the FFB between May 2016 and January 2018. Ms. Djou began her career as a Certified Public Accountant with Arthur Andersen and has held senior finance positions at various financial institutions. Her extensive knowledge and experience in the financial services industry provides valuable insight into the daily and strategic operations of FFB.
Christopher Naghibi.   Mr. Naghibi, age 42, is, and since December 2022 has been, the Executive Vice President and Chief Operating Officer of FFB. In this role, he is responsible for product and online banking operations; depository specialty, treasury and commercial client service sales and retail banking. Before becoming the Executive Vice President and Chief Operating Officer of FFB, he was the Executive Vice President and Chief Credit Officer of FFB since 2014. Mr. Naghibi joined FFB in September 2007 and served in various credit underwriting positions and management positions until his promotion to Chief Credit Officer. Mr. Naghibi is an attorney, licensed in the State of California since 2018 and in the State of Washington since 2021. He is also a real estate broker, licensed in the State of California since 2007, and a general building contractor (Class B), licensed in the State of California since 2019. He graduated with a Juris Doctorate from Trinity Law School, received a Master of Business Administration from American Heritage University alongside two bachelor degrees and is also a graduate of the Yale School of Management Global Executive Leadership Program. Mr. Naghibi has deep expertise in large volume institutional operations including credit and lending, loan servicing, asset quality review and special assets, which is valuable to the operations of FFB.
Hugo J. Nuno.   Mr. Nuno, age 61, is, and since December 2022 has been, the Executive Vice President and Chief Banking Officer of FFB. In this role, he is responsible for central operations, retail banking support, online banking support, information security and privacy, facilities, vendor management, and the risk division of FFB which includes enterprise risk management, consumer compliance, Community Reinvestment Act, Bank Secrecy Act, and quality assurance. Before becoming the Executive Vice President and Chief Banking Officer of FFB, he was the Executive Vice President and Chief Risk Officer of FFB since 2017. He joined FFB in September 2009 and served in various risk and operations positions until his promotion to Chief Banking Officer. Prior to joining FFB in September 2009, he served as Executive

Operating Officer at Sunwest Bank. Past positions also include National Compliance Manager for Banco Popular North America, Director of Operations, Branch Administrator and Human Resources Director for Universal Bank, Chief Compliance Officer for East West Bank and Director of Training at East West Bank. Mr. Nuno received his undergraduate degree in Organizational Leadership from Azusa Pacific University.
There are no family relationships between any director, executive officer or person nominated to become a director or executive officer.
Board of Directors
Election of Directors
Our Bylaws provide that our directors shall be elected at each annual meeting of stockholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for such purpose. All directors shall hold office until their respective successors are elected, subject to the Delaware General Corporation Law (the “DGCL”) and our Bylaws with respect to vacancies on the Board. A vacancy on the Board shall be deemed to exist in case of the death, resignation, retirement, disqualification, or removal from office. Vacancies on the Board, unless otherwise required by law or by resolution of the Board, may be filled only by a majority vote of the directors then in office, though less than a quorum or, if there is only one director then in office, by such director (and in neither case by the stockholders). No decrease in the number of authorized directors shall shorten the term of any incumbent director.
Subject to the DGCL and our Bylaws, in an uncontested election, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided, however, that at any meeting of stockholders for which the Corporate Secretary of the Company determines that the number of nominees exceeds the number to be elected as of the Record Date for such meeting, the directors shall be elected by vote of the plurality of the shares, present in person or represented by proxy and entitled to vote on the election of directors.
A director who does not receive a majority of the votes cast in an uncontested election must tender an offer of resignation to the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. If any such director’s resignation offer is not accepted by the Board, the Board will publicly disclose its decision, including the reasons for not accepting the resignation offer, within four business days after reaching its decision. The Bylaws provide that the Board will consist of one or more members, which will be determined from time to time by resolution of the Board. The Board has set the authorized number of directors at ten.
Role of the Board of Directors
In accordance with Delaware law, the Board oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business primarily through discussions with management, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.
During 2022, our Board held a total of 14 meetings and each director attended at least 75% of the total number of those meetings and the meetings of the Board committees on which he or she served during his or her term of office as a director in 2022. We encourage our directors to attend our annual meetings of stockholders. All of our current directors attended our 2022 Annual Meeting of Stockholders.
The Board’s Role in Risk Oversight
The Board’s responsibilities in overseeing the Company’s management and business include oversight of the Company’s key risks and management processes and controls. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.

The risk of incurring losses on the loans we make is an inherent feature of the banking business and, if not effectively managed, such risks can materially affect our results of operations. Accordingly, the Board, as a whole, exercises oversight responsibility over the processes that our management employs to manage those risks. The Board fulfills that oversight responsibility by:
•
monitoring trends in the Company’s loan portfolio and the Company’s allowance for loan losses;

•
establishing internal limits related to the Company’s lending exposure and reviewing and determining whether or not to approve loans in amounts exceeding certain specified limits;

•
reviewing and discussing, at least quarterly and more frequently, if the Board deems necessary, reports from FFB’s chief credit officer relating to such matters as (i) risks in the Company’s loan portfolio, (ii) economic conditions or trends that could reasonably be expected to affect (positively or negatively) the performance of the loan portfolio or require increases in the allowance for credit losses (“ACL”) and (iii) specific loans that have been classified as “special mention,” “substandard” or “doubtful” and, therefore, require increased attention from management;

•
reviewing, at least quarterly, management’s determinations with respect to the adequacy of, and any provisions required to be made to replenish or increase, the ACL;

•
reviewing management reports regarding collection efforts with respect to nonperforming loans; and

•
authorizing the retention of, and reviewing the reports of, external loan review consultants with respect to the risks in and the quality of the loan portfolio.

Although risk oversight permeates many elements of the work of the full Board and its committees, the Audit Committee is responsible for overseeing any other significant risk management processes.
Committees of our Board of Directors
Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a written charter for each of those committees, and copies of those charters are available on the Investor Relations section of our website at www.ff-inc.com. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues.
The Audit Committee.   Our Board has established a standing Audit Committee, the current members of which are Ms. Rubin, its chairperson, Messrs. Briggs and Sonenshine, and Ms. Pagliarini. The Board has determined that all of the members of the Audit Committee are independent within the meaning of the Listing Rules of the NASDAQ Stock Market and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Exchange Act. Our Board also has determined that Mses. Rubin and Pagliarini and Mr. Briggs meet the definition of “audit committee financial expert” adopted by the SEC.
The Audit Committee’s responsibilities include:
•
overseeing the integrity of the financial statements of the Company and its subsidiaries, including the financial reporting processes and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•
overseeing the independence, qualifications and performance of the Company’s independent auditors and internal audit function;

•
engaging in substantive dialogue with the independent auditors regarding the audit and expected critical accounting matters (“CAMs”) to understand the nature of each CAM, the auditor’s basis for the determination of each CAM and how each CAM is expected to be described in the auditor’s report;

•
monitoring the open communication among the independent auditor, management, the internal audit function and the Board;

•
reviewing and assessing the adequacy of its formal written charter on an annual basis;

•
engaging proactively with management and auditors in the implementation process of new standards to understand management’s implementation plan, understand management’s processes to establish and monitor controls and procedures over adoption and transition; and

•
overseeing such other matters that may be specifically delegated to the Audit Committee by the Board.

The Audit Committee met 14 times during 2022.
The Compensation Committee.   The Board has established a standing Compensation Committee, the current members of which are Mr. Rosenberg, its chairman, Mr. Lake, and Mses. Pagliarini and Rubin. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the NASDAQ rules applicable to such committees.
The Compensation Committee’s responsibilities include:
•
reviewing and approving the compensation plans, policies and programs for the Company’s CEO and other senior officers;

•
developing, reviewing and making recommendations to the Board with respect to the adoption or revision of cash and equity incentive plans, approving individual grants or awards thereunder and reporting to the Board regarding the terms of such individual grants or awards;

•
reviewing and discussing with the Company’s management the narrative discussion and tables regarding executive officer and director compensation to be included in the Company’s annual proxy statement, in accordance with applicable laws, rules and regulations;

•
producing and approving an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable laws, rules and regulations;

•
making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to members of the Board;

•
reviewing and assessing the adequacy of its formal written charter on an annual basis;

•
hiring compensation consultants (as disclosed below), reviewing the recommendations of such consultants, and determining that such consultant’s work has not raised any conflict of interest; and

•
overseeing any other matters that may be specifically delegated to the Compensation Committee by the Board.

Compensation Committee Interlocks and Insider Participation.   None of the members of our Compensation Committee have been an officer or employee of the Company or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving as one of our directors or as one of the members of our Compensation Committee.
The Compensation Committee met six times during 2022.
The Nominating and Corporate Governance Committee.   For 2022, the Compensation Committee was comprised of Mr. Rosenberg, its chairman, Mr. Lake, and Mses. Pagliarini and Rubin, each of whom was an independent director. Our Board has established a standing Nominating and Corporate Governance Committee, the current members of which are Dr. Rosenberg, its chairman, Ms. Pagliarini, and Messrs. Briggs and Sonenshine. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the NASDAQ rules applicable to such committees.
The Nominating and Corporate Governance Committee’s responsibilities include:
•
developing and recommending policies to the Board regarding the director nomination process, including establishing a policy with regard to consideration of director candidates recommended by directors, employees, stockholders and others or to fill director vacancies, in accordance with the Bylaws;

•
identifying and making recommendations to the Board with respect to specific candidates for election as directors;

•
recommending to the Board specific selection qualifications and criteria for Board membership;

•
evaluating the independence of the directors and making recommendations to the Board with respect to the directors to be appointed to serve on each committee of the Board;

•
developing and recommending, for the Board’s approval, corporate governance principles and policies, and codes of conduct for the Company’s executive officers, employees and directors as the Committee determines from time to time to be appropriate, in accordance with applicable laws, rules and regulations;

•
leading the Board in its annual review of the performance of the Board and its committees, as applicable;

•
reviewing and assessing the adequacy of its formal written charter on an annual basis; and

•
overseeing any other matters that may be specifically delegated to the Nominating and Corporate Governance Committee by the Board.

The Nominating and Corporate Governance Committee met one time during 2022.
Director Compensation
Only non-employee directors are entitled to receive compensation for service on the Board and committees of the Board. The compensation each non-employee director received for their service on the Board and Board committees is set forth in the following table for the year ended December 31, 2022:
	Director Compensation
	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Max A. Briggs	$80,000	$80,000	$160,000
Diane M. Rubin	80,000	80,000	160,000
David G. Lake	70,000	70,000	140,000
Elizabeth A. Pagliarini	70,000	70,000	140,000
Mitchell M. Rosenberg	70,000	70,000	140,000
Jacob P. Sonenshine	70,000	70,000	140,000
Gary Tice(2)	70,000	70,000	140,000

(1)
On February 22, 2022, when our closing share price was $26.36 per share, Mr. Briggs and Ms. Rubin received a grant of 3,035 restricted stock units (“RSUs”), and Messrs. Lake, Rosenberg, Sonenshine, Tice and Ms. Pagliarini received 2,656 RSUs. Half of the RSUs granted to each director vested on May 24, 2022, and the other half of RSUs granted to each director vested on November 29, 2022. This column reflects the aggregate dollar amount of the grant date fair value of these RSUs, computed in accordance with FASB ASC Topic 718, Stock Compensation.Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to the Company’s non-employee directors during 2022, computed in accordance with FASB ASC Topic 718, Stock Compensation. The grant date fair value is measured based on the closing price of the Company’s common stock on the date of grant. At December 31, 2022, there were no stock awards outstanding to non-employee directors.

(2)
Mr. Tice joined the Board on December 17, 2021 and resigned from the Board effective March 7, 2023.

The Board, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors’ compensation for serving on the Board and its committees. In 2022, the Lead Director and the Chairman of the Audit Committee received retainers at an annual rate of $160,000, $80,000 of which was paid in cash and $80,000 of which was paid in shares of the Company’s common stock pursuant to a written restricted stock unit agreement. The other directors received retainers at an annual rate of $140,000, $70,000 of which was paid in cash and $70,000 of which was paid in shares of the Company’s common stock pursuant to a written restricted stock unit agreement. All RSU’s granted in 2022 and prior years to non-employee directors were fully vested as of December 31, 2022, and there were no unvested outstanding RSU’s as of December 31, 2022.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
(Proposal No. 2)
The Audit Committee of our Board has selected Eide Bailly as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Eide Bailly audited our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, and the effectiveness of our internal control over financial reporting at December 31, 2022 and December 31, 2021. A representative of Eide Bailly is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders in attendance at the Annual Meeting.
Audit and Other Fees Paid in Fiscal Year 2022 and 2021
Aggregate fees for professional services rendered to the Company by Eide Bailly were as follows for the years ended December 31:
	2022	2021
Audit fees	$825,000	$605,000
Audit related fees	—	—
Tax fees	—	—
All other fees	72,500	118,500
Total	$897,500	$723,500
Audit Fees.   In the years ended December 31, 2022, and December 31, 2021, Eide Bailly rendered audit services, which consisted of the audit of the Company’s consolidated financial statements for the years then ended.
Audit Related Fees.   Eide Bailly did not render any other audit related services to us during 2022 or 2021.
Tax Fees.   Eide Bailly did not render any tax services to us during 2022 or 2021.
All Other Fees.   In 2022 and 2021, Eide Bailly provided comfort letters, consents, and assistance with and review of documents filed with the SEC in conjunction with our public filings.
Audit and Non-Audit Services Pre-Approval Policy
The Audit Committee’s charter provides that the Audit Committee must pre-approve services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of Eide Bailly pursuant to which it provided the services described above for the fiscal years ended December 31, 2022 and 2021, respectively.
Proposal to Ratify the Appointment of our Independent Registered Public Accounting Firm
A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Although ratification by the stockholders is not a prerequisite to the power and authority of the Audit Committee to appoint Eide Bailly as the Company’s independent registered public accountants, the Audit Committee considers such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year 2023 if the Audit Committee deems such a change to be in the best interests of the Company and its stockholders.

Vote Required and Recommendation of the Board
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2
TO APPROVE THE APPOINTMENT OF EIDE BAILLY LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

REPORT OF THE AUDIT COMMITTEE
Role and Responsibilities of Audit Committee
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, Eide Bailly LLP, Certified Public Accountants, is responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to the financial statements’ conformity with accounting principles generally accepted in the United States of America, and annually attesting to management’s assessment of the effectiveness of the Company’s internal control over financial reporting. It is the Audit Committee’s responsibility to monitor and oversee these processes and procedures as part of its oversight role. It is not the duty of the Audit Committee to prepare the financial statements, to plan or conduct audits, or to determine that the financial statements are complete and accurate and were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee may rely, and have relied, on the information provided to them and on the representations made by management and Eide Bailly.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s 2022 audited consolidated financial statements with management and Eide Bailly. The Audit Committee has also discussed with Eide Bailly the matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee also has reviewed and discussed with Eide Bailly its written disclosures and letter provided to the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding communications by Eide Bailly with the Audit Committee concerning independence and has considered the compatibility of any non-audit services performed for the Company by Eide Bailly on its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K. The Audit Committee also recommended the appointment of Eide Bailly as the Company’s independent accountants for the year ending December 31, 2023.
Respectfully Submitted,
Diane M. Rubin (Chairperson)
Max A. Briggs
Elizabeth A. Pagliarini
Jacob P. Sonenshine

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS
(Proposal No. 3)
We are asking our stockholders to approve, at this year’s Annual Meeting, an advisory resolution with respect to the compensation paid to our named executive officers for 2022.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee has structured our named executive officer compensation programs in a manner designed to achieve the following objectives:
•
retain and attract key executives;

•
pay for performance;

•
align the interests of our executives more closely with those of our stockholders; and

•
provide incentives for our named executive officers to remain in the employ of the Company over multi-year periods and to focus on the Company’s longer-term performance.

We believe that our executive compensation practices have contributed to our success and have been effective in achieving our compensation objectives. We urge stockholders to carefully read the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other compensation-related tables and the notes and narrative that follow those tables.
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, and as a matter of good corporate governance, we are asking our stockholders to approve the following advisory resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid in 2022 to the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other compensation-related tables, and the notes and narrative in the Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders.”
Vote Required and Recommendation of the Board
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this proposal is required to approve this proposal.
Because this vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will give serious consideration to the outcome of the vote when establishing executive compensation programs in the future.
The Board will continue to ask stockholders to cast a non-binding, advisory vote on the compensation paid to our named executive officers every year until the next stockholder vote on the frequency of such advisory vote, which is currently expected to be held at the 2025 Annual Meeting of Stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 3 TO
APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE
OFFICERS FOR 2022.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
FFI’s executive compensation program is designed to support the following objectives:
•
Design and implement comprehensive compensation programs to retain current, and attract future, NEOs and other key management personnel, and

•
Through those compensation programs, seek to align the interests of our NEOs and other key management personnel with the longer-term interests of our stockholders through the use of equity-based compensation tools and tying a significant portion of NEO total compensation to the Company’s financial performance.

You should read this section of the Proxy Statement in conjunction with the advisory vote that we are conducting on the compensation of our NEOs. This Compensation Discussion and Analysis contains information that is relevant to your voting decision.
The Compensation Discussion and Analysis is organized into the following sections:
•
Executive Summary

•
Performance and Pay

•
Compensation Process and Decisions

Executive Summary
The Compensation Committee monitors and considers the interests of FFI’s stockholders regarding executive compensation. Our Board, the Compensation Committee, and our executive team continue to review our executive compensation practices and look for opportunities to improve and strengthen its pay for performance objective and alignment with stockholders’ interests. During the past year, FFI took the following actions:
•
The Compensation Committee engaged McLagan Data & Analytics (“McLagan”), a leading human resources consulting firm, to perform a review of FFI’s executive compensation program and make recommendations for enhancements. The decision to engage McLagan was made by the Compensation Committee and was not made or recommended by management.

•
FFI continued to use RSUs as its primary equity incentive award for its NEOs and certain other employees. The Compensation Committee reviewed the percentage of bonus paid in time-based RSUs in 2022. The Compensation Committee intends to revisit the program design, metrics considered, and weighting each year before issuing new grants to continuing executives.

•
FFI and the Compensation Committee continue to evaluate additional policies that may further bolster or enhance FFI’s commitment to true pay-for-performance.

Financial Highlights
Financial highlights for 2022 include:
•
Earnings of $110.5 million, or $1.96 per fully diluted share for 2022, as compared to $109.5 million, or $2.41 per fully diluted share in 2021.

•
Return on average tangible common equity decreased to 13.0% in 2022 from 16.9% in 2021.

•
Total revenues increased 21%, to $366.9 million in 2022, compared to $303.7 million in 2021.

•
Record loan production for second consecutive year of $5.85 billion in 2022, as compared to $3.91 billion in 2021.

•
Total assets of $13.0 billion at December 31, 2022 compared to $10.2 billion at December 31, 2021, a 28% growth rate year-over-year.

•
Tangible book value increased to $16.20 per share at December 31, 2022 from $14.92 per share at December 31, 2021.(1) Book value increased to $20.14 per share at December 31, 2022 from $18.86 per share at December 31, 2021.

(1)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Tangible common equity is equal to shareholders’ equity less goodwill and intangible assets. The table below provides a reconciliation of the GAAP measure of book value per share to the non-GAAP measure of tangible book value per share. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. Accordingly, we believe that tangible equity and tangible book value per share provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Tangible book value per share:
(dollars in 000’s, except share amounts)	2022	2021
Shareholders’ equity	$1,134,378	$1,064,051
Less: goodwill and intangible assets	221,835	222,125
Tangible common equity	$912,543	$841,926
Book value per share	$20.14	$18.86
Tangible book value per share	$16.20	$14.92
Basic common shares outstanding	56,325,242	56,432,070
Other Highlights
Other, non-financial highlights for 2022 include:
•
Completed system integration with our Florida branches in May of 2022.

•
Opened a new branch in Plano, Texas in summer of 2022.

Summary of 2022 Compensation Decisions
The Compensation Committee made the following decisions for 2022:
•
No changes were made in the annual salaries of Messrs. Keller, Kavanaugh, and Hakopian. Due to promotions, the annual salary of Mr. Naghibi increased from $390,000 to $420,000 as of December 5, 2022, and the annual salary of Ms. Djou increased from $265,000 to $350,000 as of December 19, 2022.

•
Total bonus targets and percentage allocated to RSUs for 2022 and paid in 2023 were: Mr. Keller — $388,000 and 10%; Mr. Kavanaugh — $1,700,000 and 30%; Mr. Hakopian — $290,000 and 10%; Mr. Naghibi — $419,000 and 15%; Ms. Djou — awarded 1,000 RSUs in November of 2022 to vest over three years in connection with her promotion. See the Equity Compensation section below for further discussion of the RSU program in place.

•
Messrs. Keller, Kavanaugh, Hakopian, and Naghibi were awarded their 2022 full target bonus based on each individuals’ performance and the performance of the Company, which met its goals for 2022.

Performance and Pay
FFI has a strong pay-for-performance philosophy that links executive compensation to achievement of the operating and financial goals set by the Board. In 2022, FFI achieved the following results, compared with prior periods, as of or for the years ending December 31:

(dollars in 000’s)	2022	2021	2020
Income before taxes	$149,803	$151,785	$118,767
Net income	$110,512	$109,511	$84,369
Earnings per fully diluted share	$1.96	$2.41	$1.88
Non-performing assets to total assets	0.13%	0.14%	0.30%
Loans, including loans held for sale	$10,726,193	$7,408,164	$5,309,203
Deposits	$10,362,612	$8,811,960	$5,913,433
Return on average tangible common equity(1)	13.0%	16.9%	15.5%
Tangible book value per share(2)	$16.20	$14.92	$13.44

(1)
Return on average tangible common equity is a non-GAAP financial measure. Return on average tangible common equity is calculated by excluding average goodwill and intangible assets from the average shareholders’ equity during the associated periods. Adjusted net income available to common shareholders includes various adjustments to net income and the associated tax effect of those adjustments during the associated periods.

(2)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Tangible common equity is equal to shareholders’ equity less goodwill and intangible assets.

The table below provides a reconciliation of the GAAP measure of book value per share to the non-GAAP measure of tangible book value per share as well as the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity.
	For the Year Ended December 31,
(in thousands, except percentages)	2022	2021	2020
Average shareholders’ equity	$1,100,684	$759,101	$649,031
Less: Average goodwill and intangible assets	222,393	104,355	96,209
Average tangible common equity	$878,291	$654,746	$552,822
Net Income	$110,512	$109,511	$84,369
Adjustments:
Plus: Amortization of intangible assets expense	1,914	1,579	1,895
Plus: Valuation loss on equity investment	6,250	—	—
Less: Incentive compensation reversal	(4,150)	—	—
Less: Merger related costs	(36)	—	—
Plus: Professional service costs	971	—	—
Total Adjustments	4,949	1,579	1,895
Less: Tax impact of adjustments above	(1,400)	(458)	(549)
Total adjustments to net income	3,549	1,121	1,346
Adjusted net income available to common shareholders	$114,061	$110,632	$85,715
Tax rate utilized for calculating tax effect on adjustments to net income	28.0%	29.0%	29.0%
Return on average tangible common equity	13.0%	16.9%	15.5%
The following graph shows a comparison from December 31, 2018 through December 31, 2022 of the cumulative total return for our common stock, compared against (i) the Russell 2000 Index, which measures the performance of the smallest 2,000 members, by market cap, (ii) the Russell 3000 Index, which measures the performance of the smallest 3,000 members, by market cap, of the Russell Index, and (iii) an index published by SNL Securities L.C. (“SNL”) and known as the KBW Nasdaq Regional Bank Index.

Total Return Performance
First Foundation
Russell 2000
Russell 3000
KBW Nasdaq Regional Bank Index
Index Value
200
180
160
140
120
100
80
60
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022

	Period Ending
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022
First Foundation Inc. (FFWM)	100.00	135.30	154.82	193.31	111.43
Russell 2000 Index	100.00	123.72	146.44	166.50	130.60
Russell 3000 Index	100.00	128.54	152.01	189.39	150.61
KBW Nasdaq Regional Bank Index	100.00	120.37	105.81	140.94	127.61
The stock performance graph assumes that $100 was invested in Company common stock at the close of market on December 31, 2018, and, at that same date, in the Russell 2000 Index, the Russell 3000 Index and the KBW Nasdaq Regional Bank Index and that any dividends paid in the indicated periods were reinvested. Shareholder returns shown in the stock performance graph are not necessarily indicative of future stock price performance.
Compensation Process and Decisions
Compensation Philosophy and Objectives
We believe that the success of our business and the creation of long-term stockholder value depend to a large extent on our ability to retain and to attract superior management employees. Therefore, the Compensation Committee endeavors to ensure that the compensation of our executive officers is competitive and consistent with market conditions in order to enable us to attract and retain key executives who are critical to the Company’s long-term success. Accordingly, when reviewing and approving both the types and amounts of compensation to be paid to our NEOs, as well as other key management employees, the Compensation Committee seeks to achieve the following objectives:
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Ensure that each NEO’s cash compensation is competitive in relation to the compensation paid by our principal competitors and other companies which, although not comparable to us, may seek to recruit our NEOs and other key management employees based on their skills and experience and their record of success.

•
Design compensation programs that incentivize our NEOs and other key management personnel to remain in the Company’s employ and to enable us to attract additional key executives with the requisite experience, skills and record of success required for the future growth of the Company.

•
Align the interests of our NEOs and other key management personnel with the longer-term interests of our stockholders by tying a significant portion of each NEO’s total compensation to the Company’s financial performance.

•
Provide for a significant portion of potential total compensation to be tied to achievement of performance goals.

Role of the Compensation Committee
The Compensation Committee has the primary authority to determine FFI’s compensation philosophy and to establish compensation for Scott F. Kavanaugh, FFI’s Chief Executive Officer, and FFI’s other executive officers. Each component of compensation for FFI’s executives is generally administered under the direction of the Compensation Committee and is reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable using the guidelines described below. In determining each level of compensation and the total compensation package, the Compensation Committee reviews a variety of sources to determine and set compensation. Mr. Kavanaugh aids the Compensation Committee by providing annual recommendations regarding the compensation of all executive officers, other than himself. The Compensation Committee can exercise its discretion by modifying any recommended adjustments or awards to the executives. Each executive also participates in an annual performance review with Mr. Kavanaugh that includes a self-evaluation for the period being assessed. The Compensation Committee performs Mr. Kavanaugh’s annual performance review.
The Compensation Committee seeks to provide salary, incentive compensation opportunities and employee benefits that fall within the range of FFI’s competitors. The Compensation Committee periodically and as warranted considers compensation levels of executives with similar qualifications and experience at financial companies of similar size, complexity, and business activities.
The Compensation Committee also considers the feedback received from the non-binding advisory vote on the compensation paid to the Company’s named executive officers when establishing levels of compensation and total compensation packages.
Surveys prepared by management are also used periodically to assess whether FFI is maintaining its labor market competitiveness. These surveys compare FFI’s compensation programs to the compensation programs of similarly-sized bank holding companies located in the Western United States.
Role of the Compensation Consultant
To assist in its efforts to meet the objectives outlined above in 2022, the Compensation Committee retained McLagan to provide general executive compensation consulting services to the Compensation Committee. Pursuant to the Compensation Committee’s charter, the Compensation Committee has the power to retain or terminate such consultant and engage other advisors.
McLagan, our independent compensation consultant, collaborated with our management to obtain data, clarify information, and review preliminary recommendations prior to the time they were shared with the Compensation Committee. The consultant provided data regarding market practices and obtained assistance from management to develop recommendations for changes to plan designs and policies consistent with the philosophies and objectives discussed above.
Fees paid to McLagan in 2022 for advice and services provided to the Compensation Committee were $40,000.
Upon consideration of factors pursuant to NASDAQ compensation committee independence rules, the Compensation Committee has concluded that no conflict of interest exists that would prevent McLagan from independently representing the Compensation Committee. The Compensation Committee’s conclusion was based on the following factors:
•
Total fees paid in 2022 to McLagan were not material in the context of total revenues disclosed in McLagan’s most recent annual report;

•
McLagan has adopted and disclosed to the Compensation Committee its executive compensation consulting protocols for client engagements and the Compensation Committee believes these protocols provide reasonable indications that conflicts of interest will not arise;

•
McLagan reports directly to the Chair of the Compensation Committee;

•
The Compensation Committee members and executive officers of the Company have no business or personal relationship with McLagan; and

•
The Compensation Committee, in its discretion, determines whether to retain or terminate McLagan.

Peer Group
In 2022, the Compensation Committee retained McLagan to prepare a new peer group based on the Company’s overall growth as well as changes in the earlier peer group due to merger and acquisition activity. The new peer group consists of 20 financial institutions with total assets of between $5 billion and $20 billion as of June 30, 2022 (including pending acquisitions) located in eight states (Arkansas, California, Colorado, Florida, Hawaii, Nevada, Texas and Washington). These include: Home Bancshares, Bank of Hawaii Corp., Cathay General Bancorp, Independent Bank Group Inc., Hope Bancorp, Inc., Axos Financial Inc., CVB Financial Corp., Banner Corp., International Bancshares Corp., First Financial Bankshares, Seacoast Banking Corp of Florida, Veritex Holdings Inc., TriCo Bancshares, Banc of California Inc., HomeStreet Inc., Southside Bancshares Inc., Heritage Financial Corp., Central Pacific Financial Corp, Westamerica Bancorp., National Bank Holdings Corp., and Triumph Bancorp Inc. The average total assets of the peer group was $11.2 billion (including pending acquisitions) at the time it was assembled.
Components of Executive Compensation
We generally allocate executive compensation among three major categories or components: (i) base salary; (ii) annual cash incentive compensation; and (iii) equity incentive compensation in the form of RSUs. Base salaries constitute the “guaranteed” portion of each NEO’s compensation, while cash incentives and equity incentives constitute the “at-risk” portion of our NEOs’ compensation, because the payment of those incentives generally is made contingent on the financial performance of the Company and, in the case of equity incentives, on the continued employment of the NEO with the Company. We believe that these components of executive compensation enable us to retain and attract management employees in the competitive local and national markets, as well as balance the motivation of our NEOs and other key management employees to execute on immediate goals while remaining conscious of our longer-term strategic objectives.
The allocation of the individual components of executive compensation is based on a number of factors, including competitive market conditions, the positions within our organization held by our NEOs and other key management employees, and each executive’s ability to influence our financial performance. Generally, the percentage of compensation “at risk,” either in the form of bonus or equity compensation, is higher for our NEOs than for other management employees because the performance of our NEOs has a greater impact on whether we achieve our financial goals and strategic objectives. The Compensation Committee decided that 10% to 30% of the “at-risk” compensation should be awarded in RSUs, and for 2021 and 2020, that 30% of the “at-risk” compensation should be awarded in RSUs for our NEOs except for the Executive Chairman, for whom 10% of the “at-risk” compensation was awarded in RSUs in 2022, 2021, and 2020.
The Compensation Committee performs annual reviews of our executive compensation programs to evaluate their competitiveness and their consistency with our overall management compensation philosophy and objectives. To ensure that we are appropriately compensating our NEOs and other key management employees and that we have appropriate human resources to execute on our business plans, the members of our Compensation Committee review information that is available to them and use their judgment in making compensation decisions. While we consider the compensation paid by other comparable or similar companies (including the peer group referred to above) to their senior executives, no single factor is determinative in setting compensation structure or allocating among elements of compensation.
In addition, the Compensation Committee reviews the Company’s executive and employee compensation practices to assess whether they create improper incentives that would result in material risks to the Company.

Based on this review and analysis, the Compensation Committee has determined that none of the Company’s compensation practices for its NEOs or other employees is reasonably likely to have a material adverse effect on the Company.
Base Salaries
The Compensation Committee reviews base salaries for all NEOs and other executives annually to align them with market and industry practices as appropriate and after considering the Company’s general financial performance and the executive’s role, responsibilities, experience, and future potential. The Compensation Committee seeks to establish base salaries that are within the competitive range of salaries for persons holding similarly responsible positions at peer company banks and bank holding companies with an emphasis placed on those located in the Western United States. In addition, the Compensation Committee considers current and expected economic conditions in evaluating salary levels.
Specific criteria considered in Mr. Kavanaugh’s 2022 performance were the Company’s performance with regard to income before taxes, loan growth, deposit growth, capital management, overall asset quality, and the Company’s compliance with rules and regulations. As a result of the Compensation Committee’s performance evaluation, Mr. Kavanaugh’s salary for 2023 will remain $950,000, unchanged from 2022. The Committee determined that Mr. Kavanaugh’s leadership of the Company to date as well as the expertise, experience, and skills required to lead the Company going forward made it appropriate to maintain Mr. Kavanaugh’s base salary to this market competitive level.
The annual base salaries of Mr. Keller, Ms. Djou, Mr. Hakopian, and Mr. Naghibi for 2023 are $600,000, $350,000, $475,000, and $420,000, respectively. As noted above, Ms. Djou and Mr. Naghibi received raises in late 2022 due to promotions, while the base salaries for Mr. Keller and Mr. Hakopian remain unchanged from 2022.
Based upon guidance provided by McLagan and additional information captured through a variety of sources, the Company believes that it compensates its executives equitably when compared to competitive companies in that peer group.
Annual Incentive Bonuses and Long-Term Incentive Awards
It is the Compensation Committee’s objective to have a substantial portion of each executive’s compensation contingent upon the Company’s performance as well as upon the executive’s own level of performance and contribution towards the Company’s performance. The Company utilizes annual bonuses to align executive compensation with the Company’s business objectives and performance. Placing an emphasis on incentive compensation is consistent with the Company’s philosophy of rewarding executives for the Company’s performance.
The annual incentive bonus award is primarily driven by the achievements of the Company. For 2022, 2021 and 2020, the primary goals set by the Compensation Committee were based on the Company’s budgeted income after taxes and the Company’s compliance with rules and regulations. In addition, for 2022, 2021, and 2020, the Compensation Committee set a credit quality goal, the ratio of nonperforming assets (“NPAs”) to total assets. The following schedule sets forth the goals and actual results for the years ended December 31:
($ in 000’s)	2022	2021	2020
Income before taxes:
Budget	$164,877	$114,322	$91,427
Actual	149,803	151,785	118,767
Ratio of NPAs to total assets:
Goal	0.50%	0.50%	0.50%
Actual	0.13%	0.14%	0.30%
In addition, for 2022, 2021, and 2020, the Company met its subjective goals with regards to compliance with rules and regulations.

As a result of the Company’s performance in relation to the goals set by the Compensation Committee, Mr. Kavanaugh was awarded 100% of his target bonus in each of 2022, 2021, and 2020. In addition to the goals set for the Company, the other NEOs must also meet individual subjective goals as part of the determination of their annual incentive bonus. Based on the Company meeting its goals in each of 2022, 2021, and 2020, and the achievement of individual subjective goals, Messrs. Keller, Hakopian, and Naghibi were awarded 100% of their target bonuses in 2022, 2021, and 2020. As Ms. Djou was not an executive officer until December 2022, no target bonus for any year prior to 2023 was set for her.
The Compensation Committee provides long-term incentive compensation, in the form of RSUs as a component of the annual incentive bonus, to FFI’s executive officers through the grant of awards under the Company’s equity incentive plan. In accordance with the Company’s philosophy, the use of equity compensation is intended to provide incentives to the Company’s executive officers to work toward the long-term growth of the Company by providing them with an award that will increase in value only to the extent that the value of the Company’s common stock increases. Because the value of awards under the Company’s equity incentive plan bear a direct relationship to the Company’s stock price, the Compensation Committee believes that equity awards are an effective long-term incentive to create value for stockholders and appropriately align the interests of the Company’s executives with the interest of the Company’s stockholders.
The payments of the annual incentive awards for 2022, 2021, and 2020 were split between cash and RSUs, as determined by the Compensation Committee. For Mr. Kavanaugh, 30% of his annual incentive awards for 2022, 2021, and 2020 were payable to him in the form of RSUs. For Mr. Hakopian, 10% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Naghibi, 15% of hist annual incentive award for 2022 was payable to him in the form of RSU’s. For Mr. Keller, 10% of his annual incentive awards for 2022 were payable to him in the form of RSUs,. One-third of these RSUs vested immediately upon the grant date and one-third will vest incrementally on each of the first and second anniversaries of the grant date, subject to continued employment. The Compensation Committee decided to only require 10% of Mr. Keller’s annual incentive award in 2022, 2021, and 2020 to be in the form of RSUs, due to his substantial investment in the common stock of the Company.
As noted above, in addition to the RSUs granted as a portion of the annual incentive awards, Ms. Djou also received an award of 1,000 RSUs in November of 2022. One third of these awards of RSUs vested immediately at the grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date subject to continued employment.
Other Elements of Compensation and Perquisites
To attract and retain talented executives who will focus on achieving FFI’s long-term goals, FFI provides to its NEOs, including Mr. Kavanaugh, the following benefits and perquisites:
•
Change of Control Agreements.   The Company has entered into change of control agreements with its NEOs who would likely be involved in decisions regarding, and the successful implementation of, a merger or acquisition and could be at risk for a job loss if a change of control occurs. The Compensation Committee believes that such agreements are important to provide an incentive for executives to remain employed with the Company through the uncertainty that a tender offer or merger can cause. Such continuity in leadership benefits both the Company’s stockholders and employees and, ultimately, a company that acquires or merges with the Company. These agreements are intended to allow the executives to focus on making and implementing decisions that are in the best interests of the Company’s stockholders without being distracted or influenced in the exercise of their business judgment by personal concerns, such as searching for employment. Change of control agreements are typically offered to executives in the marketplace and therefore are necessary to attract and retain executives, as well as to protect stockholders’ interests. The change of control agreements, in language that modifies and is more restrictive than in the Company’s equity incentive plan documents, provide among other things that a change of control and an associated termination of an executive officer’s employment (a “double trigger”) would accelerate the vesting of all the executives’ outstanding options and equity awards.

•
Defined Contribution Plan.   The Company offers a 401(k) savings plan to all eligible employees age 18 and over who complete at least 90 days of service with the Company, First Foundation Bank,

or First Foundation Advisors. Participants may contribute a portion of their compensation subject to certain limits based on federal tax laws. Participants may select between making regular pre-tax contributions or Roth contributions. The Company has historically made matching contributions to the plan. The Company matches, each pay period, 100% of the first 3% contributed by an eligible employee and 50% of the next 2% contributed by an eligible employee, subject to applicable regulatory limits. The employer contributions are subject to vesting requirements based on tenure with the Company. Plan assets are held in trust. Participants can direct their investment contributions into a variety of specified mutual funds.
•
Medical and Dental Insurance. The Company provides to each NEO and his or her family such medical and dental coverage as FFI may from time to time make available to its employees. The Company pays a portion of the premiums for this insurance for all employees.

•
Life Insurance. The Company provides life insurance in the amount of $250,000 for each NEO.

Clawbacks.   The Sarbanes-Oxley Act of 2002 includes a clawback provision, Section 304, which generally would require our CEO and Chief Financial Officer (“CFO”) to disgorge bonuses, other incentive or equity-based compensation, and profits on sales of Company stock that they receive within the 12-month period following the public release of financial information if there is a restatement because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. Our Board has adopted a Clawback Policy. Under the Clawback Policy, if any of our executive officers or employees receive incentive compensation as a result of our achievement of (i) financial results measured on the basis of financial statements that are required to be restated or (ii) financial, operational or other performance metric(s) that were satisfied as a result of fraudulent, dishonest or illegal conduct (as defined by law), we will become entitled to recoup from those executive officers or employees, the amount by which the incentive compensation they received based on those financial statements or the satisfaction of those metrics exceeds the incentive compensation they would have received had such incentive compensation been determined on the basis of the restated financial statements or revised metric results. The Clawback Policy provides for the recoupment of Excessive Compensation paid to or received by any executive officer or employee during the three years immediately preceding the accounting restatement. The Clawback Policy further provides that, if the Excess Compensation was paid or received in shares of common stock and the executive officer sold those shares within a year of the public disclosure of the financial statements that were the subject of the accounting restatement, we will be entitled to recoup the net profits realized by the executive officer from the sale of those shares.
Stock Ownership Guidelines for Named Executive Officers.   To align the interests of our NEOs more directly with the interests of the stockholders, our Board adopted stock ownership guidelines that require each named executive officer to acquire and maintain a minimum ownership interest in the Company within five years of becoming an executive officer or no later than five years from the adoption of the guidelines in November 2019. Each named executive officer, other than the Chief Executive Officer and the Executive Chairman, must own Company stock with a value of at least three times his or her base annual salary. The Chief Executive Officer must own Company stock with a value of at least six times his base salary, and the Executive Chairman must own Company stock with a value of at least five times his base salary. All the NEOs have met or are on track to meet these targets within the timeframe applicable to them.
Role of Tax Requirements
With the repeal of the Section 162(m)’s performance-based compensation rule in connection with the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after December 31, 2017, compensation paid to our covered executive officers in excess of $1 million will not be deductible for federal tax purposes unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
The employment agreements with our NEOs provide that if the severance and change in control benefits payable to the executive would constitute an “excess parachute payment” as defined in Section 280G of the Code, such benefit payments shall be reduced to the largest amount that will result in no portion of benefit payments being subject to the excise tax imposed by Section 4999 of the Code. That agreement, as well as the change in control agreements with our NEOs also provide that if any benefit thereunder is subject to Section 409A of the Code and the executive is deemed to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, commencement of payment of the benefit shall be delayed for six months following the executive’s termination of employment.
Summary
The Compensation Committee believes that FFI’s philosophy of aligning compensation with FFI’s performance and individual superior performance was met and that the compensation for FFI’s executive officers has been competitive and comparable to the compensation received by executive officers of similarly-sized banks located in the western United States. In addition, FFI’s executive compensation philosophy and programs support FFI’s overall objective to enhance stockholder value through profitable management of FFI’s operations. The Compensation Committee is firmly committed to the ongoing review and evaluation of FFI’s executive compensation program.

COMPENSATION COMMITTEE REPORT
To Our Stockholders:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with FFI’s management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Securities Exchange Act of 1934, as amended.
Respectfully submitted:
Mitchell M. Rosenberg, Ph.D. (Chairman)
David G. Lake
Elizabeth A. Pagliarini
Diane M. Rubin

SUMMARY COMPENSATION TABLE
The following table sets forth, for our NEOs, the compensation earned in the years ended December 31:
Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)(4)(5)(6)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)(7)(8)	Total ($)
Scott F. Kavanaugh, Chief Executive Officer of FFI and FFB, Vice Chairman of FFI, President and Chairman of FFB	2022	950,000	—	510,000	1,189,550	35,000	2,684,550
	2021	950,000	—	435,000	1,015,000	39,000	2,439,000
	2020	850,000	—	363,000	947,000	41,000	2,201,000
Amy Djou, Interim Chief Financial Officer of FFI and FFB, Executive Vice President and Chief Accounting Officer of FFB(9)	2022	245,095	102,643	13,700	—	20,000	381,438
Ulrich E. Keller, Executive Chairman of FFI and FFA	2022	600,000	—	38,000	349,600	33,000	1,020,600
	2021	600,000	—	35,000	315,000	31,000	981,000
	2020	575,000	—	34,000	351,000	34,000	994,000
John A. Hakopian, President of FFA(9)	2022	475,000	—	29,000	260,750	34,000	798,750
Christopher Naghibi, Executive Vice President and Chief Operating Officer of FFB(9)	2022	390,455	—	62,000	356,545	37,000	846,000
David DePillo, former President of FFI and FFB(10)	2022	715,384	—	—	—	826,000	1,541,384
	2021	800,000	—	277,000	648,000	33,000	1,758,000
	2020	700,000	—	228,000	608,000	35,000	1,571,000
Kevin Thompson, former Chief Financial Officer of FFI, FFB and FFA, former Interim President of the Company and FFB	2022	399,244	—	—	—	32,000	431,244
	2021	425,000	—	97,000	228,000	34,000	784,000
	2020	211,300	—	100,400	145,000	18,000	474,700
Lindsay Lawrence, former Chief Operating Officer of FFB(11)	2022	405,731	—	—	—	449,000	854,731
	2021	420,000	—	139,000	326,000	34,000	919,000
	2020	400,000	—	137,000	370,000	18,000	925,000

(1)
Although Messrs. Kavanaugh and Keller are also directors of the Company, they do not receive any fees or other compensation for the service as directors.

(2)
Ms. Djou received a discretionary annual cash bonus in 2022.

(3)
In 2022, 2021 and 2020, each of our NEOs, with the exception of Ms. Djou (who became an NEO in November 2022) received 100% of their target incentive compensation awards. For Mr. Thompson, the amount in 2020 was prorated based on seven months of employment. A portion of each incentive compensation award was paid in RSUs (as further described below), with the remainder paid in cash.

(4)
For Mr. Kavanaugh, 30% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Hakopian, 10% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Naghibi, 15% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2022 was payable to him in the form of RSUs. Ms. Djou did not receive any RSUs as part of her 2022 annual incentive award. Therefore, on February 28, 2023, Mr. Kavanaugh received a grant of 34,390 RSUs, Mr. Hakopian received a grant of 1,956 RSUs, Mr. Naghibi received a grant of 4,181 RSUs, and Mr. Keller received a grant of 2,563 RSUs. Our closing price per share on February 28, 2023 was $14.83, which represents the target amount of such annual incentive awards payable in RSUs (which also represents the maximum amount which may be granted in RSU awards under the annual incentive plan).

For Messrs. Kavanaugh, DePillo and Thompson and Ms. Lawrence, 30% of their annual incentive award for 2021 was paid to them in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2021 was paid to him in the form of RSUs. Therefore, on February 22, 2022, Mr. Kavanaugh received a grant of 16,503 RSUs, Mr. DePillo received a grant of 10,509 RSUs, Mr. Thompson received a grant of 3,678 RSUs, Ms. Lawrence received a grant of 5,274 RSUs, and Mr. Keller received a grant of 1,326 RSUs. Our closing price per share on February 22, 2022 was $26.36, which represents the target amount of such annual incentive awards payable in RSUs (which also represents the maximum amount which may be granted in RSU awards under the annual incentive plan).
For Mr. Kavanaugh, Mr. DePillo and Ms. Lawrence, 30% of their annual incentive award in 2020 was paid to them in the form of RSUs. Mr. Thompson was awarded a pro-rated incentive award for 2020 for his seven months of employment during 2020, with 30% of such award paid in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2020 was paid to him in the form of RSUs. Therefore, on February 23, 2021, Mr. Kavanaugh received a grant of 15,547 RSUs, Mr. DePillo received a grant of 9,765 RSUs, Ms. Lawrence received a grant of 5,868 RSUs, Mr. Thompson received a grant of 2,169 RSUs, and Mr. Keller received a grant of 1,457 RSUs. Our closing price per share on February 23, 2021 was $23.35, which represents the target amount of such annual incentive awards payable in RSUs (which also represents the maximum amount which may be granted in RSU awards under the annual incentive plan).
Each RSU, upon vesting, enables its holder to receive one of our common shares. One-third of these awards of RSUs vested immediately upon the grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date, subject to continued employment.
(5)
This column reflects the dollar amount of the grant date fair value of an RSU award, computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. Please see note 14 to our Financial Statements on our Form 10-K for the applicable year for further information.

(6)
Ms. Djou received an award of 1,000 RSUs in connection with her appointment as the Interim Chief Financial Officer of FFI and FFB in November 2022. One third of these awards of RSUs vested immediately at the grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date subject to continued employment.

(7)
The amounts in this column include Company contributions to the 401(k) of $29,000 for Mr. Kavanaugh, $20,000 for Ms. Djou, $33,000 for Mr. Keller, $34,000 for Mr. Hakopian, $37,000 for Mr. Naghibi, $26,000 for Mr. DePillo, and $29,000 for Ms. Lawrence in 2022; $11,600 for Messrs. Kavanaugh, Thompson, DePillo and Ms. Lawrence, and $7,800 for Mr. Keller in 2021; and $11,400 for Messrs. Kavanaugh, Keller and DePillo and Ms. Lawrence, and $5,200 for Mr. Thompson in 2020.

(8)
The amounts in this column include an automobile allowance for Mr. Kavanaugh in 2022, 2021 and 2020, in the amount of $6,000.

(9)
Ms. Djou, Mr. Hakopian and Mr. Naghibi were designated as NEOs during 2022 and therefore only 2022 information is included above.

(10)
Mr. DePillo resigned from the Company, effective November 7, 2022. Severance payment in the amount of $800,000 was paid to Mr. DePillo on November 25, 2022 and is included in the “All Other Compensation” column above.

(11)
Ms. Lawrence resigned from the Company, effective December 2, 2022. Severance payment in the amount of $420,000 was paid to Ms. Lawrence on December 23, 2022 and is included in the “All Other Compensation” column above.

Employment Agreements
Each of our continuing NEOs is employed under an employment agreement, with the agreements for Mr. Hakopian ending on December 31, 2023, Ms. Djou ending on December 31, 2024, and Messrs. Kavanaugh, Keller, and Naghibi ending on December 31, 2025. The employment agreements with each NEO are substantially the same, except with respect to compensation amounts.

Mr. Kavanaugh originally entered into an employment agreement with FFI and FFB on September 17, 2007 and this agreement was subsequently amended on December 31, 2009, December 28, 2012, August 31, 2013, January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022. Mr. Keller originally entered into an employment agreement with FFA on September 17, 2007 and this agreement was subsequently amended on December 31, 2009, December 31, 2012, August 31, 2013, January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022. Ms. Djou entered into an employment agreement with FFB on December 19, 2022. Mr. Hakopian entered into an employment agreement with FFA on December 31, 2009 and this agreement was subsequently amended on December 31, 2012, August 31, 2013, January 26, 2016, March 11, 2020, and December 19, 2022. Mr. Naghibi entered into an employment agreement with FFB on January 1, 2015 and this agreement was subsequently amended on January 26, 2016, February 7, 2018, March 11, 2020, and December 5, 2022. Mr. DePillo entered into an employment agreement with FFB on May 11, 2015 and this agreement was subsequently amended on February 7, 2018 and March 11, 2020. Mr. DePillo resigned in 2022 and his employment agreement was terminated on November 7, 2022. Mr. Thompson entered into an employment agreement with FFB on April 22, 2020. Mr. Thompson resigned in 2022 and his employment agreement was terminated on November 18, 2022. Ms. Lawrence entered into an employment agreement with FFB on June 1, 2015 and this agreement was subsequently amended on February 7, 2018 and March 11, 2020. Ms. Lawrence resigned in 2022 and her employment agreement was terminated on December 2, 2022.
Set forth below are summaries of the material terms of those employment agreements. These summaries are not intended to be complete and are qualified in their entirety by reference to the employment agreements themselves, which are included as exhibits to our Annual Report on Form 10-K filed with the SEC on February 28, 2023.
Material Terms of the Employment Agreements
Salaries.   The employment agreements currently provide for the payment of base annual salaries as follows: Mr. Keller: $600,000; Mr. Kavanaugh: $950,000; Ms. Djou: $350,000; Mr. Hakopian: $475,000; and Mr. Naghibi: $420,000. Before Mr. DePillo, Mr. Thompson and Ms. Lawrence left the Company, their employment agreements provided for the payment of base annual salaries of $800,000, $425,000, and $420,000, respectively.
Participation in Incentive Compensation and Employee Benefit Plans.   Each of the employment agreements provides that the NEO will be entitled to participate in any management bonus or incentive compensation plans adopted by our Board or our Compensation Committee and in any qualified or any other retirement plans, stock option or equity incentive plans, life, medical and disability insurance plans and other benefit plans which the Company and its subsidiaries may have in effect, from time to time, for all or most of its senior executives.
Termination and Severance Provisions.   Each employment agreement provides that the NEO’s employment may be terminated by the Company with or without cause or due to his or her death or disability or by the NEO with or without good reason. In the event of a termination of the NEO’s employment by the Company without cause or by the NEO for good reason, the Company will become obligated to pay severance compensation to the NEO in an amount equal to 12 months of his or her annual base salary or the aggregate annual base salary that would have been paid to the NEO for the remainder of the term of his or her employment agreement if such remaining term is shorter than 12 months (the “Termination Benefits Period”). In addition, during the Termination Benefits Period or until the NEO obtains employment with another employer that offers comparable health insurance benefits, whichever period is shorter, the Company will be obligated to continue to provide any group health plan benefits to the extent authorized by and consistent with 29 U.S.C. § 1161 et seq. (commonly known as “COBRA”), subject to payment of premiums by the NEO at the active employee’s rate then in effect. The severance benefits will be reduced by severance benefits received under other severance or similar plans. Payments of the foregoing severance benefits amounts will be paid over the Termination Benefits Period in pro rata installments in accordance with our payroll practices.
The foregoing severance benefits are subject to the NEO executing an agreement that releases us and our affiliates from all legal claims. The NEO is also required to abide by customary confidentiality provisions and for eighteen months after his or her termination, the NEO may not solicit our employees or use trade secrets or confidential information to solicit current or prospective customers or to encourage customers, suppliers, vendors or service providers to terminate or modify their business relationship with us.
If the NEO’s employment is terminated due to his or her death then his or her estate shall receive a lump sum payment equal to his or her then annual base salary with payment occurring as soon as practicable after his or her death. If, during his or her employment, a NEO experiences a disability such that he or she cannot perform his or her essential job functions then we can only terminate his or her employment after the expiration of the lesser of six months or the remaining term in the employment agreement. During such period of time, the NEO shall continue to receive his or her annual base salary less any disability or sick pay that he or she is receiving along with continued participation in our employee benefits plans.
Cause/Good Reason Definitions.   The employment agreements contain the following definitions with respect to determining whether/when a NEO is eligible for severance benefits.
“Cause” generally means the occurrence of any of the following by the NEO:
•
acts of gross negligence, willful misconduct or insubordination and which involve us or our affiliates, or acts of fraud;

•
violation of laws or government regulations which could subject us or our affiliates to disciplinary or enforcement action by a governmental agency, or which could adversely affect our or our affiliates’ reputation or goodwill;

•
acts which would constitute a felony or any misdemeanor involving moral turpitude, deceit, dishonesty or fraud;

•
failure to perform a substantial portion of the duties and responsibilities assigned or delegated to the NEO under the employment agreement;

•
breach of the material obligations under the employment agreement;

•
violation by the NEO of any conflict of interest policy, ethical conduct policy or employment policy or a breach of his or her fiduciary duties;

•
the issuance of an order or directive by any government agency which requires the NEO to disassociate himself or herself from us or an affiliates or which suspends his or her employment or requires him to terminate his or her employment;

•
for Messrs. Keller and Hakopian, the suspension or loss of, or a failure to maintain in full force and effect, any professional license or certification needed by the NEO which is needed to enable him to perform his or her responsibilities or duties; or

•
For Mr. Kavanaugh, Ms. Djou, and Mr. Naghibi, the issuance of an order under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act requiring the NEO to be removed or permanently prohibited from participating in the conduct of our business.

“Good Reason” generally means the occurrence of any of the following actions taken by us with respect to the NEO and without his or her consent:
•
a material reduction in authority, duties or responsibilities;

•
a material reduction in base salary or base compensation, unless such reduction is made as part of an across-the-board cost-cutting measure that is applied equally or proportionately to all senior executives;

•
a relocation of the NEO’s principal place of employment to an office (other than our headquarters offices) located more than thirty (30) miles from his or hers then principal place of employment; or

•
a breach of our material obligations to the NEO under the employment agreement which breach continues uncured for a period of thirty (30) days following written notice from the NEO.

The following conditions must be satisfied in order for the NEO to terminate his or her employment for Good Reason: (1) the NEO shall have given us a written notice of termination for Good Reason (a “Good Reason Termination Notice”) prior to the expiration of a period of fifteen (15) consecutive calendar days commencing on the date that the NEO is first notified in writing that we have taken a Good Reason action, (2) we have failed to rescind or cure the Good Reason action within thirty (30) consecutive calendar days following our receipt of the Good Reason Termination Notice, and (3) the Good Reason Termination Notice must expressly state that the NEO is terminating his or her employment for Good Reason and must describe in reasonable detail the Good Reason action that entitles him to terminate his or her employment for Good Reason.
Compensation Risk Assessment
The Compensation Committee has conducted an annual compensation risk assessment and concluded that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee took into account the significant proportion of the annual compensation that is based on equity incentives that have long maturities and vesting periods, and the Company’s Clawback Policy and other corporate policies that align the NEO’s and other executive officers’ compensation with the interests of the Company’s stockholders.
Pay Ratio Disclosure
Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Kavanaugh, and the ratio of those two amounts:
•
The 2022 annual total compensation of the median employee of the Company (other than our CEO) was $90,000;

•
The 2022 annual total compensation of Mr. Kavanaugh was $2,685,000; and

•
For 2022, the ratio of the annual total compensation of Mr. Kavanaugh to the median annual total compensation of all our employees was 30:1.

Our CEO-to-median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K promulgated by the SEC. The rules for determining the pay ratio based on the median employee’s annual total compensation allow companies to utilize different methodologies that reflect their employment and compensation practices. As such, the pay ratio reported by other companies may not be comparable to our pay ratio. To determine the median employee, we used the following methodology:
•
Examined actual 2022 earnings from payroll records;

•
Excluded employees who separated in 2022 and included employees who were hired in 2022, such that only active employees at December 31, 2022 were considered; and

•
Excluded the CEO.

The results were sorted from highest total compensation to lowest total compensation to determine the median employee. After identifying the median employee, the Company calculated the 2022 annual total compensation for both our median employee and our CEO using the same methodology that the Company used to calculate the CEO’s annual total compensation for the “Summary Compensation Table” in this proxy statement and as further described below as applicable:
•
Salary is equal to amounts earned in 2022;

•
Bonus is equal to amount earned for 2022 and paid in the first quarter of 2023;

•
Restricted stock units awards were based on the value of the portion of bonus which could have been paid out in RSUs, as determined as of the date the bonus entitlement was first created; and

•
Other compensation, which consists of medical, dental and life insurance benefits and our 401k match.

The CEO’s total compensation is divided by the total compensation of the median employee to determine the CEO pay ratio.

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information that demonstrates the relationship between executive “Compensation Actually Paid” and the Company’s performance against several specific financial metrics. For further information regarding our executive compensation and programs, the metrics used by our Compensation Committee to set executive compensation for 2022 (which is different than the financial metrics we are required to include in the tables and discussion below) and our pay-for-performance philosophy, please refer to the “Compensation Discussion and Analysis” section included herein.
The table below reflects the Compensation Actually Paid to the Company’s Principal Executive Officer (“PEO”) and average Compensation Actually Paid to non-PEO NEO’s during 2020 through 2022. In addition, the table compares our Total Shareholder Return (“TSR”) against our peer group TSR using the KBW Nasdaq Regional Bank Index.
	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO ($)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3) (e)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($ in thousands) (h)	Return on Tangible Book Value(5) (i)
Year (a)					TSR (S) (f)	Peer Group TSR ($) (g)
2022	2,684,550	2,439,531	839,164	832,136	82.36	106.02	110,512	13.0%
2021	2,439,000	2,457,626	1,110,500	1,116,184	142.87	117.08	109,511	16.9%
2020	2,201,000	2,219,850	829,440	829,031	114.43	87.90	84,369	15.5%

(1)
The amounts included in column (b) reflect the summary compensation table total for Scott F. Kavanaugh for the years reported in the table. Scott F. Kavanaugh was our PEO for each year presented. The amounts reported in column (d) reflect the average summary compensation table total amounts for the non-PEO executive officers for the respective years. The individuals comprising the non-PEOs for each year are listed below:

2022	2021	2020
Ulrich E. Keller, Jr.	Ulrich E. Keller, Jr.	Ulrich E. Keller, Jr.
David DePillo	David DePillo	David DePillo
Kevin Thompson	Kevin Thompson	John Michel
Lindsay Lawrence	Lindsay Lawrence	Kevin Thompson
Amy Djou		Lindsay Lawrence
Chris Naghibi
John A. Hakopian
David DePillo and Kevin Thompson resigned from the Company in November 2022. Lindsay Lawrence resigned from the Company in December 2022. John Michel resigned from the Company in May 2020.
(2)
The amounts shown in compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the summary compensation table total within certain adjustments as described below in footnote 3.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and non-PEO NEO’s as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 and valuation assumptions do not differ materially from those disclosed as of the grant date of the equity awards. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table. For all periods presented, equity values or awards only include stock awards as there were no stock options granted or outstanding during these periods.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2022	2,684,550	(510,000)	264,981	2,439,531
2021	2,439,000	(435,000)	453,626	2,457,626
2020	2,201,000	(363,000)	381,850	2,219,850
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non- PEO NEOs ($)	Average Inclusion of Equity Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	839,164	(20,386)	13,358	832,136
2021	1,110,500	(137,000)	142,684	1,116,184
2020	829,440	(99,880)	99,471	829,031
The amounts in the Inclusion of Equity Values in the table above is derived from the amounts as set forth below:
Year	Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Year of Unvested EquityAwards Granted in Prior years for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Years that Forfeited During Year for PEO ($)	Value of Dividends or Other Earning Pai d on Equity Awards Not Otherwise Included for PEO ($)	Total – Inclusion of Equity values for PEO ($)
2022	157,659	(54,577)	145,006	16,893	—	—	264,981
2021	257,674	34,907	121,000	40,045	—	—	453,626
2020	280,811	11,491	108,671	(19,123)	—	—	381,850
Year	Average Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Year of Unvested Equity Awards Granted in Prior years for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested During Year for Non-PEO NEOs ($ )	Average Fair Value at Last Day of Prior Year of Equity Awards Granted in Prior Years that Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or other Earning Paid on Equity Awards Not otherwise Included for Non- PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	7,065	(2,300)	30,314	2,905	(24,626)	—	13,358
2021	79,801	12,476	37,471	12,936	—	—	142,684
2020	76,311	2,736	31,268	(5,509)	(5,335)	—	99,471
(4)
The Peer Group TSR set forth in this table utilizes the KBW Nasdaq Regional Bank Index, which we also utilized in the stock performance graph required by Item 201(e) of Regulation S-K in our Annual Report filed on Form 10-K for the year ended December 31, 2022. The comparison assumes $100 invested for the period beginning December 31, 2019 through December 31, 2022 for the Company and the KBW Regional Bank Index, respectively. TSR shown the table are not necessarily indicative of future stock performance.

(5)
We determined Return on Tangible Book Value was the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and non-PEO NEOs in 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

PEO and Average NEO Compensation Actually Paid vs. First Foundation Inc. TSR
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Company TSR (FYE 2019 Indexed to $100)
3
2
1
0
Compensation Actually Paid ($'s in millions)
100
114.43
142.87
82.36
2.2
0.8
2.5
1.1
2.4
0.8
2019
2020
2021
2022
Fiscal Year
PEO CAP
Non PEO NEO Avg CAP
First Foundation Inc. TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

PEO and Average NEO Compensation Actually Paid vs. First Foundation Inc. Net Income
Net Income ($'s in millions)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Compensation Actually Paid ($'s in millions)
3.0
2.5
2.0
1.5
1.0
0.5
-
84.4
109.5
110.5
2.2
0.8
2.5
1.1
2.4
0.8
2020
2021
2022
Fiscal Year
PEO CAP
Non PEO NEO Avg CAP
First Foundation Inc. Net Income

Description of Relationship Between Company TSR and Peer Group TSR
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Return on Tangible Book Value
Pay vs. Performance Financial Performance Measures
We believe the financial performance measures shown below, all of which are performance objectives used in our executive compensation program, were the most important in linking compensation actually paid to our NEOs for 2022:
•
Return on Tangible Book Value

•
Asset Quality / Performance of Loan Portfolio

•
Loan-to-Deposit Ratio

Change of Control Agreements
The Company has entered into Change of Control Severance Agreements with each of its NEOs (the “CC Agreements”). Messrs. Kavanaugh, Keller, Hakopian, Naghibi, DePillo, and Thompson, and

Ms. Lawrence, each entered into their respective amended and restated CC Agreements on August 6, 2020. Ms. Djou entered into her CC Agreement on November 14, 2022. Mr. DePillo resigned in 2022 and his CC Agreement terminated on November 7, 2022. Mr. Thompson resigned in 2022 and his CC Agreement terminated on November 18, 2022. Ms. Lawrence resigned in 2022 and her CC Agreement terminated on December 2, 2022.
The CC Agreements with each NEO are substantially the same, except with respect to the value of the potential severance payments, and can be terminated by the Company upon three years advance written notice to the NEO. A CC Agreement will also terminate (without payment of severance benefits) in the event the NEO’s employment is terminated by the Company for Cause (as defined in the NEO’s employment agreement) or due to his or her death or disability or retirement, or by the NEO without Good Reason.
Each of the CC Agreements provides that if the Company undergoes a Change of Control (as defined below) while the NEO is still in the employ of the Company or one of its subsidiaries and, within the succeeding 12 months, the NEO terminates his or her employment due to the occurrence of a “Good Reason Event” (such as involuntary changes to any of the NEOs authority or responsibilities, compensation, eligibility for participation in bonus and employee benefit plans or relocation of work location) then the NEO will become eligible to receive the following severance compensation (in lieu of severance benefits that could be provided under the NEO’s employment agreement):
•
two times (for Ms. Djou, one time) the sum of (1) his or her annual base salary as then in effect and (2) the maximum bonus compensation that the NEO could have earned under any bonus or incentive compensation plan in which he or she was then participating, if any (the “Cash Amount”);

•
acceleration of the vesting of any then unvested stock options or restricted stock held by the NEO; and

•
continued participation for the NEO and his or her family members in medical, dental, vision, disability, and life insurance plans and programs through the end of the second calendar year following the calendar year of the termination.

The foregoing severance benefits are conditioned upon the NEO executing documentation that releases us and our affiliates from all legal claims. Payment of the Cash Amount above shall be paid on the first payroll date after sixty days after the vesting date. The severance benefits will be reduced to avoid the imposition of excise taxes under Internal Revenue Code Sections 280G and 4999 if the NEO would be better off an after-tax basis.
Change of Control/Good Reason Definitions.   The CC Agreements contain the following definitions with respect to determining whether/when a NEO is eligible for severance benefits under the CC Agreements.
“Change of Control” generally means the occurrence of any of the following subject to certain exceptions:
•
a person who becomes the beneficial owner, directly or indirectly, of more than thirty percent (30%) of the Company’s voting securities subject to certain conditions;

•
a consolidation, merger, or reorganization of the Company with or into another person, or of another person with or into the Company, in which the holders of the Company’s outstanding voting securities immediately prior to the consummation of such consolidation, merger or reorganization would not, immediately after such consummation, own beneficially, directly or indirectly, (in the aggregate) at least sixty percent (60%) of the voting securities of (1) the continuing or surviving person in such merger, consolidation or reorganization (whether or not that is the Company) or (2) the ultimate parent, if any, of that continuing or surviving person;

•
a consolidation, merger or reorganization of FFB with or into another person, or of another person with or into FFB, unless the persons that were the holders of the Company’s voting securities immediately prior to such consummation would have, immediately after such consolidation, merger or reorganization, substantially the same proportionate direct or indirect beneficial ownership of at least sixty (60%) of the voting securities of (1) the continuing or surviving person in such consolidation, merger or reorganization (whether or not that is FFB) or, (2) the ultimate parent, if any, of that continuing or surviving person;

•
a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or of FFB;

•
during any period of two (2) consecutive years during the term of the CC Agreement, individuals who at the beginning of that two year period constituted the entire Board do not, for any reason, constitute a majority thereof, unless the election (or the nomination for election) by the holders of the Company’s voting securities, of each director who was not a member of the Board at the beginning of that two year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two year period.

“Good Reason” generally means the occurrence of any of the following actions taken by us with respect to the NEO and without his or her consent:
•
The scope of NEO’s authority or responsibilities is significantly reduced or diminished or there is a change in his or her position or title as an officer of the Company or subsidiary, or both, that constitutes or would generally be considered to constitute a demotion;

•
a reduction in base salary, unless such reduction is made as part of an across-the-board cost-cutting measure that is applied equally or proportionately to all senior executives;

•
a significant reduction or discontinuation in the NEO’s bonus and/or incentive compensation award opportunity unless it is applied equally or proportionately to all senior executives participating in the incentive plan or program;

•
a significant reduction or discontinuation in the NEO’s participation in any other benefit plan subject to certain exceptions;

•
a relocation of the NEO’s principal place of employment to an office (other than our headquarters offices) located more than thirty (30) miles from his or her then principal place of employment; or

•
a breach of our material obligations to the NEO under either the employment agreement or CC Agreement which breach continues uncured for a period of thirty (30) days following written notice from the NEO.

In order to resign his or her employment for Good Reason under the CC Agreement, the NEO must provide the Company with written notice within 90 days of the Good Reason Event, and if the Company does not cure within 30 days, the NEO must give written notice of termination for Good Reason within 45 days of the end of the cure period.
Potential Payments upon Termination or Change in Control
The following table sets forth the potential payments that would have been payable to our NEOs upon a termination of employment in certain circumstances, including in connection with a Change in Control (“CIC”). The actual amounts payable can only be determined when an executive is terminated and can be more or less than the amounts shown below, depending on the facts and circumstances actually prevailing at the time of the executive’s termination of employment. The payments calculated below are based on the executive’s salary as of December 31, 2022, and assume a qualifying termination on December 31, 2022.
	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards(1) ($)	Continuation of Medical Benefits(2) ($)	Total Termination Benefits ($)
Scott F. Kavanaugh Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	950,000	—	—	25,400	975,400
	1,900,000	3,399,100	232,000	50,800	5,581,900
	—	—	—	—	—
	700,000	—	—	—	700,000

	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards(1) ($)	Continuation of Medical Benefits(2) ($)	Total Termination Benefits ($)
Amy Djou Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	350,000	—	—	18,100	368,100
	350,000	140,000	9,600	18,100	517,700
	—	—	—	—	—
	100,000	—	—	—	100,000
Ulrich E. Keller, Jr. Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	600,000	—	—	35,200	635,200
	1,200,000	775,200	19,700	70,400	2,065,300
	—	—	—	—	—
	350,000	—	—	—	350,000
John A. Hakopian Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	475,000	—	—	24,300	499,300
	950,000	579,500	13,600	48,600	1,591,700
	—	—	—	—	—
	225,000	—	—	—	225,000
Christopher Naghibi Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	390,500	—	—	35,200	425,700
	780,900	837,100	28,500	70,300	1,716,800
	—	—	—	—	—
	140,500	—	—	—	140,500
David DePillo(5) Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	715,400	—	—	22,800	738,200
	—	—	—	—	—
	1,430,800	—	—	45,700	1,476,500
	465,400	—	—	—	465,400
Kevin Thompson(5) Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	399,200	—	—	22,100	421,300
	798,500	—	—	44,300	842,800
	—	—	—	—	—
	149,200	—	—	—	149,200

	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards(1) ($)	Continuation of Medical Benefits(2) ($)	Total Termination Benefits ($)
Lindsay Lawrence(5) Voluntary termination Involuntary termination(3) Termination without Cause or for Good Reason after CIC(3) Disability Death(3)(4)
	—	—	—	—	—
	405,700	—	—	24,300	430,000
	811,500	—	—	48,600	860,100
	—	—	—	—	—
	155,700	—	—	—	155,700

(1)
The amounts in this column represent the value of unvested RSU awards that would accelerate upon a CIC as of December 31, 2022. The value is determined by multiplying the number of accelerated shares by the closing share price of $14.23 for our common stock as of December 31, 2022.

(2)
The amounts in this column represent the premiums for medical, dental and life insurance premiums as of December 31, 2022 that the Company would be obligated to pay for the NEO for the period of time specified in the related employment or CIC agreement.

(3)
Assumes an effective date of a qualifying termination of employment of December 31, 2022. In addition to the payments provided in this row, the NEO is entitled to receive accrued benefits earned through the date of termination.

(4)
In the event of a termination of employment due to death, the NEO’s estate is entitled to receive the NEO’s base salary less the amount of any life insurance benefits paid under any Company provided life insurance plan. As of December 31, 2022, the Company provides to each NEO a life insurance benefit of $250,000. This amount has been subtracted from each NEO’s base salary as of December 31, 2022 to determine the amount payable in this row.

(5)
Messrs. DePillo and Thompson and Ms. Lawrence resigned in 2022.

2015 Equity Incentive Plan
Purposes.   The purposes of the 2015 Equity Incentive Plan (the “2015 Equity Plan”) are (a) to enhance our ability to attract and retain the services of officers and other key employees, directors and outside service providers, (b) to provide additional incentives to such persons to devote their effort and skills to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company, and (c) to more closely align their interests with the interests of our stockholders by rewarding performance that results in increases in our share prices. The 2015 Equity Plan replaced incentive equity plans adopted in 2007 (the “2007 Equity Plans”). Effective upon the adoption of the 2015 Equity Plan, no grants were eligible to be issued under the 2007 Equity Plans. As of December 31, 2022, there are still option grants outstanding under the 2007 Equity Plans. The 2015 Equity Plan expires in 2025.
Eligible Participants.   Incentive stock options may be granted only to employees of the Company or its subsidiaries, including the NEOs. All other awards may be granted to any of our officers, other employees and directors, and to outside service providers that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2015 Equity Plan.
Award Types.   The 2015 Equity Plan permits the issuance of the following types of equity incentive awards:
•
Options.   Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest.

•
Restricted Stock.   A restricted stock award is an offer by us to sell or award shares of our common stock subject to restrictions, which may vest based on time or achievement of predetermined performance goals and which may be subject to forfeiture, in whole or in part, in the event of a cessation of the participant’s service with the Company or a failure to achieve any performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.
•
Stock Appreciation Rights.   Stock appreciation rights (“SARs”) provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares.

•
Restricted Stock Units.   RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. Upon the vesting of an RSU, we will deliver to the holder of the RSU shares of our common stock (which may be subject to additional restrictions), cash or a combination of shares of our common stock and cash.

•
Performance Awards.   Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

•
Stock Bonuses.   Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

Terms applicable to Stock Options and Stock Appreciation Rights.   The exercise or base price of grants made under the 2015 Plan of stock options or SARs may not be less than the closing price of our common stock on the date of grant. The term of these awards may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years. The Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.
Terms applicable to Restricted Stock Awards, RSU Awards, Performance Awards and Stock Bonus Awards.   The Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, RSUs, performance awards and stock bonus awards. The Compensation Committee may make the grant, issuance, retention and/or vesting of such awards contingent upon continued employment or service, the passage of time, or such performance criteria or goals and the level of achievement versus such criteria as it deems appropriate.
Subject to the terms and limitations expressly set forth in the 2015 Equity Plan, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of incentive awards.

Grants of Plan-Based Awards
Name	Grant Date	Estimated future payouts under non-equity incentive plan awards(1)		Estimated future payouts under equity incentive plan awards(2)		All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
		Threshold ($)	Target ($)	Threshold ($)	Target ($)
Scott F. Kavanaugh	2/28/2023	595,000	1,190,000	255,000	510,000	—	510,000
Amy Djou(3)	11/29/2022	—	—	—	—	1,000	13,700
Ulrich E. Keller, Jr.	2/28/2023	174,500	349,000	19,000	38,000	—	38,000
John A. Hakopian	2/28/2023	130,375	260,750	14,500	29,000	—	29,000
Christopher Naghibi	2/28/2023	178,272.50	356,545	31,000	62,000	—	62,000

(1)
Represents the cash portion of the 2022 annual incentive plan. The target amount of the potential award also represents the maximum potential amount which could be earned under the annual incentive plan.

(2)
Represents the RSU portion of the 2022 annual incentive plan. The number of RSUs which will ultimately be issued to each NEO is computed based upon the dollar value of the NEO’s total incentive award (i.e., both the cash and equity portion) at the applicable performance level, multiplied by the percentage of such total award comprised of RSUs. For Mr. Kavanaugh, 30% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Hakopian, 10% of his annual incentive award was payable to him in the form of RSUs. For Mr. Naghibi, 15% of his annual incentive award for 2022 was payable to him in the form of RSUs. For Mr. Keller, 10% of his annual incentive award for 2022 was payable to him in the form of RSUs. Each RSU, upon vesting, enables its holder to receive one share of our common stock. One-third of these awards of RSUs vested immediately at grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date subject to continued employment. The target amount of the potential award also represents the maximum potential amount which could be earned under the annual incentive plan.

(3)
Ms. Djou received an award of 1,000 RSUs in connection with her appointment as the Interim Chief Financial Officer of FFI and FFB in November 2022. The grant date fair value of this award is computed based on the closing price of our common shares on the grant date, November 29, 2022. One third of these awards of RSUs vested immediately at the grant date and one-third vests incrementally on each of the first and second anniversaries of the grant date subject to continued employment.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding outstanding options and unvested RSUs that have been granted to the NEOs and that were outstanding as of December 31, 2022.
	Stock Awards
Name / Grant Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Scott F. Kavanaugh
2/22/2022	11,002	157,700	—	—
2/23/2021	5,183	74,300	—	—
Amy Djou
11/29/2022	667	9,600	—	—
Ulrich E. Keller, Jr.
2/22/2022	886	12,700	—	—
2/23/2021	486	7,000	—	—
John A. Hakopian
2/22/2022	608	8,700	—	—
2/23/2021	343	4,900	—	—
Christopher Naghibi
2/22/2022	1,290	18,500	—	—
2/23/2021	700	10,000	—	—
David DePillo(2)	—	—	—	—
Kevin Thompson(2)	—	—	—	—
Lindsay Lawrence(2)	—	—	—	—

(1)
The remaining RSUs granted February 22, 2022 for Messrs. Kavanaugh, Keller, Djou, Hakopian, and Naghibi vest in equal installments on each of the first and second anniversaries of the grant date subject to continued employment. Market value is based on the closing share price of $14.33 for our common stock as of December 31, 2022.

(2)
Messrs. DePillo and Thompson and Ms. Lawrence resigned in 2022.

Option Exercises and Stock Vested
The following table sets forth information regarding stock options exercised and RSUs vested during 2022 for each of our NEOs:
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(3)	Value Realized on Exercise(1)(3) ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) ($)
Scott F. Kavanaugh	—	—	17,735	466,000
Amy Djou	—	—	333	4,600
Ulrich E. Keller, Jr.	—	—	1,607	42,200
John A. Hakopian	—	—	1,128	29,600
Christopher Naghibi	—	—	2,265	59,500
David DePillo(2)	—	—	11,379	299,100
Kevin Thompson(2)	—	—	2,949	73,000
Lindsay Lawrence(2)	—	—	6,496	170,700

(1)
Represents the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)
Represents the market price of the underlying securities at vesting.

(3)
All stock options were fully exercised in 2021; none in 2022.

The following table provides information as of December 31, 2022 regarding the Company’s Equity Plans:
	Column (a)	Column (b)	Column (c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	45,050	$8.67	704,791
Equity compensation plans not approved by stockholders	—	—	—
Total	45,050	$	704,791

(1)
Options are granted at an exercise price equal to or greater than the fair market value per share of our common stock on their respective dates of grant.

(2)
Does not include 199,016 RSUs issued and not vested as of December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2022, and each proposed transaction in which:
•
we have been or are to be a participant;

•
the amount involved exceeded or exceeds $120,000; and

•
any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Ordinary Banking Relationships
FFB has had, and in the future may have, banking transactions in the ordinary course of its business with directors, principal stockholders and their associates, including the making of loans to directors and their associates. Such loans and other banking transactions were, and in the future will be, made on the same terms, including interest rates and collateral securing the loans, as those prevailing at the time for comparable transactions with persons of comparable creditworthiness who have no affiliation with the Company, FFB or any other subsidiaries of the Company and will be made only if they do not involve more than the normal risk of collectability and do not present any other unfavorable features at the times the loans are made.
Indemnification Agreements with our Directors and Officers
As permitted by the Delaware corporate law and as provided for by the Bylaws, the Company has entered into indemnification agreements with its directors and executive officers. Those indemnification agreements require the Company, among other things, (i) to indemnify its directors and officers against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from actions not taken in good faith or in a manner the indemnitee believed to be opposed to the best interests of the Company), (ii) to advance the expenses such directors or executive officers may incur as a result of or in connection with the defense of any proceeding brought against them as to which they could be indemnified, subject to an undertaking by the indemnified party to repay such advances if it is ultimately determined that he or she is not entitled to indemnification, and (iii) to obtain officers’ & directors’ liability insurance if available on reasonable terms.
Procedures for Approval of Related Party Transactions
Transactions by FFI or FFB with related parties are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by a bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by FFB to its executive officers, directors, and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions.
In addition, our Board has adopted a written policy governing the approval of related party transactions that complies with all applicable SEC requirements. FFI’s related parties include directors (including any nominee for election as a director), executive officers, 5% stockholders and the immediate family members of these persons. Our CFO, in consultation with other members of management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to the policy. If so, the transaction will be referred to the Board for approval. In determining whether to approve a related party transaction, the Board will consider, among other factors, the fairness of the proposed transaction to the Company, the direct or indirect nature of the related party’s interest in the transaction, the appearance of any improper conflict of interests for any director or executive officer, taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and any possible violations of other of our corporate policies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must provide us with a written copy of that proposal, addressed to the principal executive office of the Company, at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, on or before January 16, 2024, which is 120 days prior to the anniversary of the date of the Company’s proxy statement for the Annual Meeting was first released to stockholders. However, if the date of our 2024 Annual Meeting changes by more than thirty days from the date of the annual meeting in 2023, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2024 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.
In accordance with the advance notice requirements contained in Article II, Section 2.2 of our Bylaws, a stockholder who proposes to bring business before, or make nominations of persons for election to the Board at, the 2024 Annual Meeting but who does not desire to have the proposal or nomination included in the proxy materials we distribute must deliver written notice to, and such written notice must be received by, our secretary not earlier than January 16, 2024 and not later than February 15, 2024. Notwithstanding the foregoing, in the event that we change the date of the 2024 Annual Meeting to a date that is more than thirty days before or after the anniversary of our Annual Meeting, written notice by a stockholder must be received by our secretary not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such annual meeting is first made by the Company. A stockholder’s written notice must include certain information concerning the stockholder and each nominee or proposal, as specified in our Bylaws, and otherwise comply with the requirements of that Section. Stockholder proposals or nominations for directors that do not meet the notice requirements set forth above and further described in our Bylaws will not be acted upon at the 2024 Annual Meeting.
In addition to satisfying the requirements under our Bylaws as described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2024. However, if the date of the 2024 Annual Meeting is more than thirty days before or after the anniversary of the date of our Annual Meeting, then such written notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2024 Annual Meeting is first made by the Company and (y) the date which is sixty days prior to the date of the 2024 Annual Meeting.
SOLICITATION OF PROXIES
Please read the information above under the subsections entitled “Who Is Soliciting My Vote” and “Who Pays for the Proxy Solicitation Related to the Annual Meeting?” for additional information.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of these reports and of certifications furnished to us, during the year ended December 31, 2022, other than Kevin L. Thompson who filed one late Form 4, all of our officers, directors and holders of more than 10% of the outstanding securities of the Company complied with the filing requirements pursuant to Section 16(a) of the Exchange Act.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, Broadridge Corporate Issuer Solutions, if you hold registered shares. You can notify Broadridge Corporate Issuer Solutions by sending a written request to: Broadridge Corporate Issuer Solutions, 1155 Long Island Ave, Edgewood, NY 11717, or by calling Broadridge Corporate Issuer Solutions at (855) 449-0975.
OTHER MATTERS
We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the proxy holders named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.
ANNUAL REPORT
The Company’s 2022 Annual Report to Stockholders is being mailed together with this Proxy Statement to each stockholder of record as of May 4, 2023. The Annual Report is not to be regarded as proxy solicitation material.
By Order of the Board of Directors:
Ulrich E. Keller, Jr.
Chairman of the Board
May 15, 2023

Appendix A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o First Foundation Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201.
Name	Present Principal Occupation
Max A. Briggs, CFP	President and Chief Executive Officer, FLC Capital Advisors 44-750 Village Court, Palm Desert, CA 92260
John A. Hakopian	Co-Founder and President, First Foundation Advisors 18101 Von Karman Ave., Suite 700, Irvine, CA 92612
Scott F. Kavanaugh	Vice-Chairman and Chief Executive Officer, First Foundation Inc. Chairman and Chief Executive Officer, First Foundation Bank
Ulrich “Rick” E. Keller, Jr., CFP	Co-Founder and Executive Chairman, First Foundation Inc. Executive Chairman, First Foundation Advisors 18101 Von Karman Ave., Suite 700, Irvine, CA 92612
David G. Lake	Co-Founder and Chief Executive Officer, 4EARTH Farms, Inc. 5555 E. Olympic Blvd., Commerce, CA 90022
Elizabeth A. Pagliarini	Chief Financial Officer, Treasurer and Chief Operating Officer, Summit Healthcare REIT, Inc. 2382 Mill Creek Drive, Suite 125, Laguna Hills, CA 92653
Mitchell M. Rosenberg, Ph.D.	President and Founder, M. M. Rosenberg & Associates 25811 Pecos Road, Laguna Hills, CA 92653
Diane M. Rubin, CPA	Director, First Foundation Inc.
Jacob P. Sonenshine, J.D., CFA	President, Prell Restaurant Group 1675 Scenic Ave, Costa Mesa, CA 92626
Gabriel V. Vazquez	Vice President and Associate General Counsel, Vistra Corp 6555 Sierra Dr., Irving, TX 75039

Officers and Employees
Executive officers and employees of the Company who are Participants are those listed below, and Messrs. Keller, Kavanaugh and Hakopian. The business address for each is c/o First Foundation Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201. Their present principal occupations are stated below, other than Messrs. Keller, Kavanaugh and Hakopian which are stated above.
Name	Present Principal Occupation
Amy Djou	Executive Vice President and Interim Chief Financial Officer, First Foundation Inc. and First Foundation Bank
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of April 25, 2023 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction
Max A. Briggs, CFP	5/18/2021	Common Stock	1,499	Exercise or Conversion
	11/30/2021	Common Stock	1,499	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,499)	Exercise or Conversion
	2/22/2022	Restricted Stock Unit	3,035	Grant, Award or Other Acquisition
	5/24/2022	Common Stock	1,517	Exercise or Conversion
	5/24/2022	Restricted Stock Unit	(1,517)	Exercise or Conversion
	11/29/2022	Common Stock	1,518	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,518)	Exercise or Conversion
	1/10/2023	Common Stock	5,395	Grant, Award or Other Acquisition
	5/3/2023	Common Stock	10,000	Grant, Award or Other Acquisition
Amy Djou	11/29/2022	Common Stock	333	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	1,000	Grant, Award or Other Acquisition
	11/29/2022	Restricted Stock Unit	(333)	Exercise or Conversion
	2/28/2023	Common Stock	(3,172.37)	Open Market Sale
John A. Hakopian	6/8/2021	Common Stock	8,807	Exercise or Conversion
	6/8/2021	Common Stock	(8,807)	Open Market Sale
	6/8/2021	Option (Right to Buy)	(8,807)	Exercise or Conversion
	8/5/2021	Common Stock	5,000	Exercise or Conversion
	8/5/2021	Common Stock	(5,000)	Open Market Sale
	8/5/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	8/6/2021	Common Stock	5,000	Exercise or Conversion
	8/6/2021	Common Stock	5,000	Exercise or Conversion
	8/6/2021	Common Stock	(5,000)	Open Market Sale
	8/6/2021	Common Stock	(5,000)	Open Market Sale
	8/6/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	8/6/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/3/2021	Common Stock	2,000	Exercise or Conversion
	9/3/2021	Common Stock	(2,000)	Open Market Sale
	9/3/2021	Option (Right to Buy)	(2,000)	Exercise or Conversion
	9/7/2021	Common Stock	3,000	Exercise or Conversion
	9/7/2021	Common Stock	(3,000)	Open Market Sale
	9/7/2021	Common Stock	1,193	Exercise or Conversion
	9/7/2021	Common Stock	(1,193)	Open Market Sale
	9/7/2021	Option (Right to Buy)	(3,000)	Exercise or Conversion
	9/7/2021	Option (Right to Buy)	(1,193)	Exercise or Conversion
	9/10/2021	Common Stock	5,000	Exercise or Conversion
	9/10/2021	Common Stock	(5,000)	Open Market Sale
	9/10/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion

Name	Date	Title of Security	Number of Shares	Transaction
	9/13/2021	Common Stock	5,000	Exercise or Conversion
	9/13/2021	Common Stock	(5,000)	Open Market Sale
	9/13/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	2/22/2022	Common Stock	303	Exercise or Conversion
	2/22/2022	Common Stock	(73)	Payment of Tax Liability
	2/22/2022	Restricted Stock Unit	911	Grant, Award or Other Acquisition
	2/22/2022	Restricted Stock Unit	(303)	Exercise or Conversion
	2/23/2022	Common Stock	343	Exercise or Conversion
	2/23/2022	Common Stock	(83)	Payment of Tax Liability
	2/23/2022	Restricted Stock Unit	(343)	Exercise or Conversion
	2/25/2022	Common Stock	482	Exercise or Conversion
	2/25/2022	Common Stock	(117)	Payment of Tax Liability
	2/25/2022	Restricted Stock Unit	(482)	Exercise or Conversion
	1/10/2023	Restricted Stock Unit	1,956	Grant, Award or Other Acquisition
	2/22/2023	Common Stock	304	Exercise or Conversion
	2/22/2023	Common Stock	(74)	Payment of Tax Liability
	2/22/2023	Restricted Stock Unit	(304)	Exercise or Conversion
	2/23/2023	Common Stock	343	Exercise or Conversion
	2/23/2023	Common Stock	(83)	Payment of Tax Liability
	2/23/2023	Restricted Stock Unit	(343)	Exercise or Conversion
	2/28/2023	Common Stock	651	Exercise or Conversion
	2/28/2023	Common Stock	(158)	Payment of Tax Liability
	2/28/2023	Restricted Stock Unit	651	Exercise or Conversion
	3/13/2023	Common Stock	(100,000)	Open Market Sale
	3/14/2023	Common Stock	(56,143)	Open Market Sale
	3/15/2023	Common Stock	(29,857)	Open Market Sale
Scott F. Kavanaugh	8/6/2021	Common Stock	40,000	Exercise or Conversion
	8/6/2021	Common Stock	(40,000)	Open Market Sale
	8/6/2021	Option (Right to Buy)	(40,000)	Exercise or Conversion
	8/25/2021	Common Stock	4,203	Exercise or Conversion
	8/25/2021	Common Stock	(4,203)	Open Market Sale
	8/25/2021	Option (Right to Buy)	(4,203)	Exercise or Conversion
	10/8/2021	Common Stock	115,797	Exercise or Conversion
	10/8/2021	Option (Right to Buy)	(115,797)	Exercise or Conversion
	2/22/2022	Common Stock	5,501	Exercise or Conversion
	2/22/2022	Common Stock	(2,164)	Payment of Tax Liability
	2/22/2022	Restricted Stock Unit	16,503	Grant, Award or Other Liability
	2/22/2022	Restricted Stock Unit	(5,501)	Exercise or Conversion
	2/23/2022	Common Stock	5,182	Exercise or Conversion
	2/23/2022	Common Stock	(2,039)	Payment of Tax Liability
	2/23/2022	Restricted Stock Unit	(5,182)	Exercise or Conversion
	2/25/2022	Common Stock	7,052	Exercise or Conversion
	2/25/2022	Common Stock	(2,774)	Payment of Tax Liability
	2/25/2022	Restricted Stock Unit	(7,052)	Exercise or Conversion

Name	Date	Title of Security	Number of Shares	Transaction
	11/29/2022	Common Stock	7,200	Open Market Purchase
	1/10/2023	Restricted Stock Unit	34,390	Grant, Award or Other Acquisition
	2/22/2023	Common Stock	5,501	Exercise or Conversion
	2/22/2023	Common Stock	(2,164)	Payment of Tax Liability
	2/22/2023	Restricted Stock Unit	(5,501)	Exercise or Conversion
	2/23/2023	Common Stock	5,183	Exercise or Conversion
	2/23/2023	Common Stock	(2,039)	Payment of Tax Liability
	2/23/2023	Restricted Stock Unit	(5,183)	Exercise or Conversion
	2/28/2023	Common Stock	11,462	Exercise or Conversion
	2/28/2023	Common Stock	(4,510)	Payment of Tax Liability
	2/28/2023	Restricted Stock Unit	(11,462)	Exercise or Conversion
	3/14/2023	Common Stock	2,000	Open Market Purchase
Ulrich E. Keller, Jr., CFP	6/11/2021	Common Stock	1,100	Exercise or Conversion
	6/11/2021	Common Stock	(1,100)	Open Market Sale
	6/11/2021	Common Stock	8,900	Exercise or Conversion
	6/11/2021	Common Stock	(8,900)	Open Market Sale
	6/11/2021	Option (Right to Buy)	(1,100)	Exercise or Conversion
	6/11/2021	Option (Right to Buy)	(8,900)	Exercise or Conversion
	6/14/2021	Common Stock	3,240	Exercise or Conversion
	6/14/2021	Common Stock	(3,240)	Open Market Sale
	6/14/2021	Option (Right to Buy)	(3,240)	Exercise or Conversion
	6/15/2021	Common Stock	6,760	Exercise or Conversion
	6/15/2021	Common Stock	(6,760)	Open Market Sale
	6/15/2021	Option (Right to Buy)	(6,760)	Exercise or Conversion
	8/11/2021	Common Stock	10,000	Exercise or Conversion
	8/11/2021	Common Stock	(10,000)	Open Market Sale
	8/11/2021	Option (Right to Buy)	(10,000)	Exercise or Conversion
	8/27/2021	Common Stock	5,000	Exercise or Conversion
	8/27/2021	Common Stock	(5,000)	Open Market Sale
	8/27/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	8/30/2021	Common Stock	5,000	Exercise or Conversion
	8/30/2021	Common Stock	(5,000)	Open Market Sale
	8/30/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	8/31/2021	Common Stock	5,000	Exercise or Conversion
	8/31/2021	Common Stock	(5,000)	Open Market Sale
	8/31/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/1/2021	Common Stock	5,000	Exercise or Conversion
	9/1/2021	Common Stock	(5,000)	Open Market Sale
	9/1/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/2/2021	Common Stock	5,000	Exercise or Conversion
	9/2/2021	Common Stock	(5,000)	Open Market Sale
	9/2/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/3/2021	Common Stock	5,000	Exercise or Conversion
	9/3/2021	Common Stock	(5,000)	Open Market Sale

Name	Date	Title of Security	Number of Shares	Transaction
	9/3/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/7/2021	Common Stock	5,000	Exercise or Conversion
	9/7/2021	Common Stock	(5,000)	Open Market Sale
	9/7/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/8/2021	Common Stock	5,000	Exercise or Conversion
	9/8/2021	Common Stock	(5,000)	Open Market Sale
	9/8/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/9/2021	Common Stock	5,000	Exercise or Conversion
	9/9/2021	Common Stock	(5,000)	Open Market Sale
	9/9/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	9/10/2021	Common Stock	5,000	Exercise or Conversion
	9/10/2021	Common Stock	(5,000)	Open Market Sale
	9/10/2021	Option (Right to Buy)	(5,000)	Exercise or Conversion
	2/11/2022	Common Stock	(3,000)	Bona Fide Gift
	2/22/2022	Common Stock	442	Exercise or Conversion
	2/22/2022	Common Stock	(152)	Payment of Tax Liability
	2/22/2022	Restricted Stock Unit	1,328	Grant, Award or Other Acquisition
	2/22/2022	Restricted Stock Unit	(442)	Exercise or Conversion
	2/23/2022	Common Stock	486	Exercise or Conversion
	2/23/2022	Common Stock	(168)	Payment of Tax Liability
	2/23/2022	Restricted Stock Unit	(486)	Exercise or Conversion
	2/25/2022	Common Stock	679	Exercise or Conversion
	2/25/2022	Common Stock	(234)	Payment of Tax Liability
	2/25/2022	Restricted Stock Unit	(679)	Exercise or Conversion
	1/10/2023	Restricted Stock Unit	2,563	Grant, Award or Other Acquisition
	2/2/2023	Common Stock	(25,000)	Open Market Sale
	2/22/2023	Common Stock	443	Exercise or Conversion
	2/22/2023	Common Stock	(153)	Payment of Tax Liability
	2/22/2023	Restricted Stock Unit	(443)	Exercise or Conversion
	2/23/2023	Common Stock	486	Exercise or Conversion
	2/23/2023	Common Stock	(168)	Payment of Tax Liability
	2/23/2023	Restricted Stock Unit	(486)	Exercise or Conversion
	2/28/2023	Common Stock	(295)	Exercise or Conversion
	2/28/2023	Common Stock	(854)	Payment of Tax Liability
	2/28/2023	Restricted Stock Unit	(854)	Exercise or Conversion
David G. Lake	5/18/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,285)	Exercise or Conversion
	2/22/2022	Restricted Stock Unit	2,656	Grant, Award or Other Acquisition
	5/24/2022	Common Stock	1,328	Exercise or Conversion
	5/24/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	11/29/2022	Common Stock	1,328	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	1/10/2023	Common Stock	4,721	Grant, Award or Other Acquisition

Name	Date	Title of Security	Number of Shares	Transaction
	5/4/2023	Common Stock	5,000	Grant, Award or Other Acquisition
	5/4/2023	Common Stock	1,000	Grant, Award or Other Acquisition
	5/9/2023	Common Stock	2,000	Grant, Award or Other Acquisition
Elizabeth A. Pagliarini	5/18/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,285)	Exercise or Conversion
	2/22/2022	Restricted Stock Unit	2,656	Grant, Award or Other Acquisition
	4/29/2022	Common Stock	1,000	Open Market Purchase
	5/24/2022	Common Stock	1,328	Exercise or Conversion
	5/24/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	11/28/2022	Common Stock	2,459	Open Market Purchase
	11/28/2022	Common Stock	3,012	Open Market Purchase
	11/29/2022	Common Stock	1,328	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	1/10/2023	Common Stock	4,721	Grant, Award or Other Acquisition
	5/8/2023	Common Stock	5,610	Grant, Award or Other Acquisition
Mitchell M. Rosenberg, Ph.D.	5/18/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,285)	Exercise or Conversion
	2/22/2022	Restricted Stock Unit	2,656	Grant, Award or Other Acquisition
	5/24/2022	Common Stock	1,328	Exercise or Conversion
	5/24/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	11/29/2022	Common Stock	1,328	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	1/10/2023	Common Stock	4,721	Grant, Award or Other Acquisition
Diane M. Rubin, CPA	5/18/2021	Common Stock	1,499	Exercise or Conversion
	11/30/2021	Common Stock	1,499	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,499)	Exercise or Conversion
	2/7/2022	Common Stock	1,000	Open Market Purchase
	2/22/2022	Restricted Stock Unit	3,035	Grant, Award or Other Acquisition
	5/24/2022	Common Stock	1,517	Exercise or Conversion
	5/24/2022	Restricted Stock Unit	(1,517)	Exercise or Conversion
	11/29/2022	Common Stock	1,518	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,518)	Exercise or Conversion
	1/10/2023	Common Stock	5,395	Grant, Award or Other Acquisition
	5/5/2023	Common Stock	2,000	Grant, Award or Other Acquisition
Jacob P. Sonenshine, J.D., CFA	5/3/2021	Common Stock	10,000	Bona Fide Gift
	5/18/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Common Stock	1,285	Exercise or Conversion
	11/30/2021	Restricted Stock Unit	(1,285)	Exercise or Conversion
	2/22/2022	Restricted Stock Unit	2,656	Grant, Award or Other Acquisition
	5/24/2022	Common Stock	1,328	Exercise or Conversion

Name	Date	Title of Security	Number of Shares	Transaction
	5/24/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	11/29/2022	Common Stock	1,328	Exercise or Conversion
	11/29/2022	Restricted Stock Unit	(1,328)	Exercise or Conversion
	1/10/2023	Common Stock	4,721	Grant, Award or Other Acquisition
	5/4/2023	Common Stock	5,000	Grant, Award or Other Acquisition
	5/4/2023	Common Stock	1,000	Grant, Award or Other Acquisition
Gabriel V. Vazquez	—	—	—	—

Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries, or (ii) beneficially owns, directly or indirectly, securities of any parent or subsidiary of the Company. Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix A is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

FIRST FOUNDATION INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 27, 2023 10:00 A.M. Central TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) of First Foundation Inc. (the “Company”) hereby acknowledge(s) receipt of the Notice ofAnnual Meeting of Stockholders and Proxy Statement, each dated May 15, 2023, revoke(s) all previously grantedproxies and nominate(s), constitute(s) and appoint(s) Ulrich E. Keller, Jr., Scott F. Kavanaugh and C. KellyRentzel, and each of them individually, the attorney, agent and proxy, each with the power to appoint his or hersubstitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot,all of the shares of stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting ofStockholders to be held at 10:00 a.m., Central Time on June 27, 2023, at 200 Crescent Court, Suite 1700, Dallas,TX 75201, in the Crescent Club Mirror Room, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NOSUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE COMPANY'S NOMINEESLISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. THIS PROXY CONFERS DISCRETIONARYAUTHORITY ON THE PROXY HOLDERS TO VOTE ON ALL OTHER MATTERS THAT MAY BE PROPERLYPRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING PURSUANT TO RULE 14a-4(c).PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLYENVELOPE.THANK YOU FOR VOTING.(Continued and to be dated and signed on reverse side) SEE REVERSE SIDE▲TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲BLUEPROXYImportant Notice Regarding the Availability of Proxy Materials for the Annual MeetingThe Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/FFWM.

Please mark voteas indicated inthis example X, 2023Date(Signature)(Signature if held jointly)Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give full titleas such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPEProposal 1 Instructions: Vote "FOR" only up to ten (10) nominees in total. If you mark a vote with respect to less thanten (10) nominees in Proposal 1, your shares will only be voted "FOR" those nominees you have so marked. If you vote“FOR” more than ten (10) nominees, all of your votes on Proposal 1 will be invalid and will not be counted.1. Election of DirectorsCOMPANY NOMINEES: DRIVER NOMINEE:1a. Ulrich E. Keller, Jr., CFP lk. Allison Ball1b. Scott F. Kavanaugh1c. Max A. Briggs, CFP1d. John A. Hakopian1e. David G. Lake1f. Elizabeth A. Pagliarini1g. Mitchell M. Rosenberg, Ph.D1h. Diane M. Rubin, CPA1i. Jacob P. Sonenshine, J.D., CFA1j. Gabriel V. VazquezYour internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signedand returned your proxy card.AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/FFWM. Youwill be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.CONTROL NUMBERfor Internet Proxy AuthorizationInternet voting is available through 11:59 P.M.Eastern Time on June 26, 2023.FOR WITHHOLDCompany Proposals:2. To ratify the appointment of Eide Bailly LLP as theCompany’s independent registered publicaccountants for the fiscal year ending December31, 2023.3. To approve, by non-binding advisory vote, thecompensation of the Company's namedexecutive officers for the year ended December31, 2022.NOTE: In their discretion, the Proxies are authorized to transact such otherbusiness and to vote on such other matters as may properly come beforethe meeting or any adjournment or postponement thereof, includingprocedural and other matters relating to the conduct of the meeting.THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR ALL” OF THE COMPANY’S NOMINEES, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.FOR WITHHOLDFOR AGAINST ABSTAIN▲TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲